EXHIBIT 10.1

July 17, 2024

Dear Joel,

We are pleased that you have agreed to serve as the Chief Executive Officer of Petco Health and Wellness Company, Inc. and its subsidiaries (“Petco” or the “Company”) reporting to the Board of Directors of Petco (the “Board”). Your employment will begin on July 29, 2024 (the “Start Date”). Please take a moment to review notable details of your offer below:

Base Salary – Your annual base salary will be $1,300,000 per year, prorated based on your Start Date and paid on a bi-weekly basis.

Annual Incentive – You will be eligible to receive a target annual bonus equal to 150% of your annual base salary under Petco’s annual incentive plan. Bonuses are earned based on achievement of Company and individual performance goals established by the Compensation Committee of the Board and assessed during the annual review cycle. Subject to the “Severance” section below, you must be employed at Petco at the time the incentive is paid. Petco reserves the right to modify the terms and conditions of the incentive plan at its sole discretion (which, for the avoidance of doubt, shall not impact your target bonus percentage or eligibility to receive a bonus). The annual bonus earned by you will be paid at the same time annual cash incentives are paid to other executive officers of the Company.

For fiscal 2024, your annual incentive payment will be based on Petco’s achievement of adjusted EBITDA (weighted 60%), adjusted free cash flow (weighted 20%) and personal performance (weighted 20%) goals established by the Compensation Committee of the Board for this fiscal year, with a maximum potential bonus payout of 200% of target. For the avoidance of doubt, your annual incentive payment for fiscal 2024 will not be pro-rated.

Long Term Incentive – Subject to approval by the Board, you will receive an initial equity award with a total target award grant value equal to at least $15,000,000, the majority of which value is intended to make you whole for certain compensation you have forfeited with your previous employer. Your initial equity award will be granted (i) one-third ($5,000,000 target grant value) in the form of restricted stock units (the “RSUs”), (ii) one-third ($5,000,000 target grant value) in the form of performance stock units (the “PSUs”), (iii) one-sixth ($2,500,000 target grant value) in the form of stock options to purchase shares of Petco’s Class A Common Stock (“Stock”) with an exercise price equal to $5.00 (the “First Option”), and (iv) one-sixth ($2,500,000 target grant value) in the form of stock options to purchase Stock with an exercise price equal to $7.50 (the “Second Option”, and, collectively with the First Option the “Stock Options”); provided, however, that the exercise price of the Stock Options shall not be less than Petco’s closing Stock price on the applicable date of grant. Notwithstanding the foregoing, the target grant value of the First Option and the Second Option, respectively, shall be increased on a linear basis to up to $3,750,000 each for an Interim Stock Price Increase (as defined below) of up to 50% (for example, if the Interim Stock Price Increase is 10%, then the target grant value of each of the First Option and the Second Option shall be $2,750,000). As used herein, the phrase “Interim Stock Price Increase” shall equal the percentage increase (if any) in the 30-day volume weighted average price per share of Stock between (1) the date up to and including the trading date immediately preceding the first public announcement of your appointment, and (2) the date up to and including the trading date immediately preceding the date of grant of the Stock Options. The number of RSUs and target PSUs will be determined based on Petco’s closing Stock price on the applicable date of grant, and the number of Stock Options will be determined based on the Stock Options’ grant value, as calculated pursuant to a Black-Scholes valuation on

1

the applicable date of grant. The RSUs and the Stock Options will vest as to 34% on the first anniversary of the Start Date and 16.5% at the end of each six-month thereafter through the third anniversary of the Start Date, and the PSUs will vest following the completion of a three-year performance period ending January 29, 2028 (i.e., covering fiscal 2025, 2026, and 2027), subject to the achievement of adjusted EBITDA goals set forth in the applicable award agreement as determined by the Compensation Committee of the Board. The initial equity awards will be subject to the terms and conditions (including those related to accelerated vesting in certain termination scenarios) set forth in the forms of award agreements attached hereto as Exhibits A, B and C and will be granted in compliance with NASDAQ Listing Rule 5635(c)(4) as a material inducement to you entering into employment with Petco.

As specified in more detail in the grant agreements attached hereto: (a) in the event of a termination of your employment by the Company without Cause (as defined below) or (b) in the event of a termination of your employment by you for Good Reason (as defined below), then, in each case: (i) if such termination occurs at any time other than on or within the 24-months following a Change in Control (as defined in the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan, as amended), the portion of the Stock Options and the RSUs scheduled to vest within the 12-month period following your termination date will become fully vested as of the date of such termination, (ii) if such termination occurs prior to a Change in Control and (1) during the Company’s 2026 fiscal year, and provided that the Fiscal Year 2025 EBITDA Gate (as defined in the grant agreement) has been achieved, a pro-rated portion of the PSUs will remain outstanding and eligible to become earned, or (2) within or after the Company’s 2027 fiscal year, the PSUs will remain outstanding and eligible to become earned, in each case, subject to the performance-based vesting conditions set forth in the grant agreement for the PSUs as if you had remained continuously employed by the Company following your termination date, and (iii) if such termination occurs on or within the 24-months following a Change in Control, the Stock Options, the RSUs and the PSUs will become fully vested as of the date of such termination.

Beginning in fiscal 2025, you will be eligible to receive annual equity awards under the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan, as amended, or any successor equity plan (the “Equity Plan”) and the target grant value of your fiscal 2025 award is expected to be competitive with the median award levels of similar executives at Petco’s peer companies. Equity award eligibility, amounts, and terms are subject to approval by the Board. The amount and terms of awards may vary from year-to-year based on internal and external factors as determined by the Board.

Employee Benefits – During your employment, you will be eligible to participate in Petco’s retirement and health and welfare benefit plans as in effect from time to time on the same basis as those benefits are generally made available to other executive officers of Petco, in each case, on a basis no less favorable than on which such plans, programs or benefits are provided to the Company’s other senior executive from time to time, to the extent that you are eligible under the terms of such plans or programs. During your employment, the Company agrees to reimburse you for all reasonable and necessary business expenses subject to the Company’s standard requirements regarding the reporting and documentation of such expenses.

Relocation Allowance – As a condition of your employment, you will be expected to relocate to the greater San Diego, California area, provided that the timing of this relocation shall be as mutually agreed upon by the Company and you, which shall be during the 2025 calendar year, provided further that after the Start Date, you agree to spend such time in San Diego, California as is necessary with respect to your role as the Chief Executive Officer of the Company. Within thirty (30) days after the Start Date, you will receive a lump sum relocation allowance of $300,000, subject to applicable taxes and withholdings, to cover expenses associated with your relocation to San

Diego, California. In the event of a termination of your employment by Petco for Cause or your resignation without Good Reason, in either case, prior to the end of 2025, you will be required to repay the gross amount of the relocation allowance, reduced by a pro-rated amount determined based on your number of complete months of service following the Start Date (i.e., if the Start Date is July 29, 2024 and you have completed eight months of service following the Start Date, you will be required to repay 53% of the gross relocation allowance).

Financial and Tax Preparation Services – Following your hire, you will be eligible for financial planning and tax preparation services through AYCO Financial Services, a Goldman Sachs Company or such other provider of financial and tax preparation services comparable to AYCO Financial Services as is reasonably designated by you; provided, that the Company shall reimburse no more than $20,000 per year for such services performed by any such other provider. This service is paid for by the Company and treated as income to you for tax purposes. Such benefits are subject to the applicable plan documents, and as may be amended or terminated by Petco from time to time.

Executive Physical – Following your hire, you will be eligible to receive an annual comprehensive wellness exam provided through the Scripps Center for Executive Health or through the Mayo Clinic or such other comparable annual comprehensive wellness exam provider that you reasonably select; provided, that the Company shall reimburse no more than $5,000 per year for such exam performed by a provider other than Scripps. This service is paid for by the Company and treated as income to you for tax purposes. Such benefits are subject to the applicable plan documents, and as may be amended or terminated by Petco from time to time.

Board of Directors – Upon or promptly following your Start Date, the Company shall take such actions as are necessary to cause you to be appointed to the Board.

Severance – Capitalized terms used but not defined in this letter shall have the meanings set forth in the Petco Health and Wellness Company, Inc. Executive Severance Plan (the “Severance Plan”) as if you were a Participant therein. For the avoidance of doubt, you will not be eligible to participate in the Severance Plan. Rather, upon a termination of your employment by Petco without Cause or a resignation by you for Good Reason, you will be eligible to receive the following severance benefits:

(i)

A lump sum payment in an amount equal to 1.5 times your Base Salary, payable within 30 days following the date the Release (as defined below) becomes effective and irrevocable; provided, that if the period during which the Release could become effective and irrevocable spans two calendar years, payment shall occur in the second calendar year;

(ii)

payment of a pro-rata portion of the actual annual incentive that you would have earned for the fiscal year in which the Termination Date occurs, based on the number of days you were employed during such fiscal year, payable on the date when annual incentives under the applicable incentive plan are otherwise paid and in all events by April 15 of the fiscal year following the fiscal year in which the Termination Date occurs; provided, however, that if the applicable annual incentive plan involves individual performance metrics, your calculated performance shall refer to the average calculated payout percentage for all participants in such annual incentive plan, rounded to the nearest whole percentage point;

(iii)

a lump sum payment in an amount equal to (A) 18 multiplied by (B) the monthly premiums for you and your covered dependents’ participation in the Company’s group health plans pursuant to COBRA, each determined as of the Termination Date, payable within 30 days following the date the Release becomes effective and irrevocable; provided, that if the period during which the Release could become effective and irrevocable spans two calendar years, payment shall occur in the second calendar year; and

(iv)

payment of any earned but unpaid annual incentive for the fiscal year preceding the fiscal year in which the Termination Date occurs, payable on the date when annual incentives under the applicable incentive plan are otherwise paid and in all events in the fiscal year that includes the Termination Date.

If your employment is terminated by the Company or by you for any reason, including as a result of your death or Disability (as defined below), you (or your legal representatives or estate, as applicable) shall be entitled to receive your earned but unpaid base salary through your termination date plus any accrued but unused vacation and unreimbursed business expenses through the termination date, in each case, payable in accordance with the Company’s normal payroll practices (or such earlier date required by applicable law), in addition to any other vested employee benefits to which you are entitled as of the termination date under the employee benefit plans of the Company (collectively, the “Accrued Benefits”).

In addition, if your employment is terminated due to your death or Disability, then, as of the date of such termination: (a) the Stock Options shall become fully vested and exercisable, (b) the RSUs shall become fully vested, and (c) the PSUs shall become fully vested at the target level (provided, that if such termination occurs following completion of the performance period of the PSUs, then the earned PSUs shall become fully vested subject to the performance-based vesting conditions set forth in the grant agreement for the PSUs).

Payment of the foregoing severance benefits (excluding the Accrued Benefits) shall be subject to your execution (and non-revocation) of a general release of claims in a form provided by the Company (the “Release”) within the time period specified therein and your continued compliance with your Confidentiality Agreement. The severance benefits will also be subject to the repayment requirements set forth in Section 5(d) of the Severance Plan and reflected in Exhibit D for reference.

For purposes of this Agreement, “Cause” shall mean: (i) your material breach of this Agreement, which breach, if capable of cure, is not cured within 30 days of receipt by you of written notice from the Board specifying the breach, which notice shall be delivered to you within 90 days after such breach is discovered by the Board and shall identify the manner in which the Company believes that you have committed such breach and the steps required to cure such breach; (ii) the willful failure or refusal by you to substantially perform your duties hereunder that, if capable of cure, has not been remedied within 30 days after written demand for substantial performance has been delivered to you by the Company, which demand shall be delivered to you within 90 days after the initial discovery of the existence of such failure or refusal and shall identify the manner in which the Company believes that you have committed such failure or refusal and the steps required to cure such failure or refusal; (iii) your commission of an act of fraud in the performance of your duties; (iv) your conviction of, or the entering of a plea of nolo contendere by you with respect to, a felony or a misdemeanor involving moral turpitude; (v) your inability or failure to competently perform your duties hereunder in any material respect due to your use of drugs or alcohol; (vi) your material breach of the Company’s Code of Business Conduct and Ethics, Employee Handbook, Insider Trading Policy, Related Person Transaction Policies and Procedures, Audit Committee Procedures for Handling Reports of Potential Misconduct, Principles of Corporate Governance, Anti-Corruption Policy and International Trade Policy or any other written policy of the Company provided to you (collectively, the “Company Policies”) that, if capable of cure, has not been cured within 30 days after written notice has been delivered to you by the Company, which notice shall be delivered to you within 90 days after the initial discovery of the existence of such breach and shall identify the manner in which the Company believes that you have committed such breach and the steps required to cure such breach; or (vii) your acting in bad faith or engaging in willful misconduct, your commission of an act of theft or dishonesty in the performance of your duties, or your breach of your duty of care or loyalty to the Company, in each case, that results in material harm to the business or reputation of the Company or its affiliates that, if capable of cure, has not been cured within 30 days after written notice has been delivered to you by the Company, which notice shall be delivered to you within 90 days after the initial discovery of the existence of such breach and shall identify the manner in which the Company believes that you have committed such breach and the steps required to cure such breach. Your employment will be deemed to have been terminated for Cause if it is determined subsequent to such termination that grounds for a termination for Cause existed at the time of such termination, as determined by the Board in good faith. If you attempt to cure the condition(s) constituting Cause, or dispute the existence of Cause, you shall provide documentary evidence, if any, thereof to the Board and the Board may elect to continue to employ you and dispute any response by you during the cure period, without prejudice to the claim of Cause; provided that the Board may place you on a leave of absence during any such period. If the Board terminates you before the expiration of the cure period, if any, or after you remedy the condition(s) giving rise to Cause then the Board’s termination will not be considered to be for Cause. For purposes of this paragraph, no act, or failure to act, by you shall be considered willful unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company. This paragraph shall not prevent you from challenging in any court of competent jurisdiction the Board’s determination that Cause exists or that you have failed to cure any act (or failure to act) that purportedly formed the basis for the Board’s determination.

For purposes of this Agreement, “Disability” shall mean that you either (i) are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) are, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under the Company’s accident and health plan. A determination of Disability may be made by a physician selected by you and approved by the Board and, in this respect, you shall submit to an examination by such physician upon request by the Board.

For purposes of this Agreement, “Good Reason” shall mean the occurrence, without your express written consent, of any of the following conditions: (i) a material diminution in your authority, duties or responsibilities; (ii) you are required to report to any person or body other than the Board (including the Chairman, Executive Chairman, Lead Independent Director, or equivalent member of the Board); (iii) a material diminution in your base salary or target bonus amount; (iv) after such time as you have relocated to the greater San Diego area, the relocation of your primary place of employment to a location that increases your commute by more than 50 miles; (v) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company, whether direct or indirect by a merger, consolidation, sale or similar transaction, unless such assumption occurs by operation of law; or (vi) any other action or inaction that constitutes a material breach by the Company of this letter (excluding any such action or inaction that results from a generally applicable change to the Company’s policies and procedures that applies to all similarly situated senior executives of the Company). If you intend to resign for one or more of the conditions listed above, you shall give notice of such intent to the Company within 60 days after the initial existence of such condition, detailing such condition with specificity. If the Company does not remedy the condition within 30 days of receiving such notice, then any resignation by you from the Company within the 120-day period beginning with the initial existence of one or more of the foregoing conditions shall be deemed a resignation for “Good Reason.”

Indemnification – The Company agrees to indemnify you in accordance with the Company’s bylaws and its standard indemnification agreement to be entered into between you and the Company.

Legal Fees – The Company shall reimburse you for reasonable legal fees of up to $20,000, subject to applicable taxes and withholdings, actually incurred by you in connection with the preparation and execution of this Agreement so long as you furnish the Company with reasonable written supporting documentation with respect to such legal fees.

Code Section 409A – To the extent applicable, this agreement shall be interpreted and applied consistent and in accordance with Section 409A of the Internal Revenue Code. To the extent any expense reimbursements or in-kind benefits are subject to Section 409A, (i) the amount of expenses reimbursed or in-kind benefits provided in one year shall not affect the amount eligible for reimbursement or provided in any subsequent year, (ii) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (iii) the Company shall reimburse or provide any such eligible reimbursements or benefits by the end of the calendar year next following the calendar year in which the expense was incurred, subject to any earlier required deadline for payment otherwise applicable under this agreement.

Assignment – This letter agreement shall be binding upon and inure to the benefit of you and your heirs, executors, personal representatives, assigns, administrators and legal representatives. Due to the unique and personal nature of your duties under this letter agreement, neither this letter agreement nor any rights or obligations under this letter agreement shall be assignable by you. This letter agreement shall be binding upon and inure to the benefit of the Company and its successors, assigns and legal representatives. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform this letter agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

Choice of Law – This letter agreement is made in San Diego, California. The parties agree that it shall be construed and interpreted in accordance with the laws of the State of California, regardless of the choice of law provisions of such state or any other jurisdiction.

General Provisions – The provisions of this letter agreement may be amended or waived only with the prior written consent of the Company and you, and no course of conduct or failure or delay in enforcing the provisions of this letter agreement shall affect the validity, binding effect or enforceability of this letter agreement. This letter agreement contains the complete, final and exclusive agreement of the Company and you relating to the subject matter of this letter agreement, and supersedes all prior oral and written employment agreements or arrangements between the Company and you unless otherwise expressly referenced above. This letter agreement cannot be amended or modified except by a written agreement signed by you and a duly authorized representative of the Board. No term, covenant or condition of this letter agreement or any breach thereof shall be deemed waived, except with the written consent of the party against whom the wavier in claimed, and any waiver or any such term, covenant, condition or breach shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term, covenant, condition or breach. The finding by a court or arbitrator of the unenforceability, invalidity or illegality of any provision of this letter agreement shall not render any other provision of this letter agreement unenforceable, invalid or illegal. Such court shall have the authority to modify or replace the invalid or unenforceable term or provision with a valid and enforceable term or provision that will most accurately represent the parties’ intention with respect to the invalid or unenforceable term or provision. The headings set forth in this letter agreement are for convenience of reference only and shall not be used in interpreting this letter agreement. This letter agreement has been drafted by legal counsel representing the Company, but you have been encouraged, and have consulted with, your own independent counsel with respect to the terms of this letter agreement. The Company and you acknowledge that each party and its counsel has reviewed and revised, or had an opportunity to review and revise, this letter agreement, and the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this letter agreement.

Petco is an “at will” employer and as such, employment with Petco is not for a fixed term or definite period and may be terminated at the will of either party, with or without Cause, and without prior notice.

[SIGNATURES ARE ON THE FOLLOWING PAGE]

We look forward to your joining the Petco executive leadership team as the Chief Executive Officer. Please confirm your agreement to the terms set forth in this letter by signing below.

Sincerely,

/s/ Cameron Breitner

Cameron Breitner
Chair of the Compensation Committee

ACKNOWLEDGED AND AGREED:

/s/ Joel Anderson
Joel Anderson

Date: July 17, 2024

Exhibit A

RSU Award Agreement

[See Attached]

PETCO HEALTH AND WELLNESS COMPANY, INC.

GRANT NOTICE FOR

INDUCEMENT RESTRICTED STOCK UNIT AWARD

FOR GOOD AND VALUABLE CONSIDERATION, Petco Health and Wellness Company, Inc. (the “Company”), hereby grants to the Participant named below the number of Restricted Stock Units (the “RSUs”) specified below (the “Award”). Each RSU represents the right to receive one share of Common Stock, upon the terms and subject to the conditions set forth in this Grant Notice, the Standard Terms and Conditions (the “Standard Terms and Conditions”) attached hereto as Exhibit A, and the Confidentiality and Inventions Agreement attached hereto as Exhibit B. The Award is an inducement material to the Participant’s entry into employment with the Company within the meaning of Nasdaq Listing Rule 5635(c)(4). The Award is granted outside of the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”), but shall be subject to the terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were a Restricted Stock Unit granted under the Plan. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

Name of Participant:	Joel Anderson
Grant Date:	[•], 2024
Number of RSUs:	[•]
Vesting Commencement Date:	[To be Start Date under Offer Letter]
Vesting Schedule:	Subject to the Plan and the Standard Terms and Conditions, the RSUs shall vest in accordance with the following schedule, so long as Participant remains continuously employed by the Company or its Subsidiaries from the Grant Date through such vesting date:

Vesting Date	Percentage of RSUs That Become Vested
First Anniversary of the Vesting Commencement Date	34%
Date that is 18 Months Following the Vesting Commencement Date	16.5%
Second Anniversary of the Vesting Commencement Date	16.5%
Date that is 30 Months Following the Vesting Commencement Date	16.5%
Third Anniversary of the Vesting Commencement Date	16.5%

IN ORDER TO RECEIVE THE BENEFITS OF THIS AGREEMENT, PARTICIPANT MUST EXECUTE AND RETURN THIS GRANT NOTICE (THE “ACCEPTANCE REQUIREMENTS”). IF PARTICIPANT FAILS TO SATISFY THE ACCEPTANCE REQUIREMENTS WITHIN 60 DAYS AFTER THE GRANT DATE, THEN (1) THIS GRANT NOTICE WILL BE OF NO FORCE OR EFFECT AND THIS AWARD WILL BE AUTOMATICALLY FORFEITED TO THE COMPANY WITHOUT CONSIDERATION, AND (2) NEITHER PARTICIPANT NOR THE COMPANY WILL HAVE ANY FUTURE RIGHTS OR OBLIGATIONS UNDER THIS GRANT NOTICE OR THE STANDARD TERMS AND CONDITIONS.

By accepting this Grant Notice, Participant acknowledges that Participant has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan, and the Standard Terms and Conditions and the Confidentiality and Inventions Agreement.

PETCO HEALTH AND WELLNESS COMPANY, INC.

By:
Name:
Title:

PARTICIPANT

Joel Anderson

SIGNATURE PAGE TO

GRANT NOTICE FOR

INDUCEMENT RESTRICTED STOCK UNIT AWARD

EXHIBIT A

PETCO HEALTH AND WELLNESS COMPANY, INC.

STANDARD TERMS AND CONDITIONS FOR

INDUCEMENT RESTRICTED STOCK UNITS

These Standard Terms and Conditions apply to the Award (as defined below). The Award is granted outside of the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”), but shall be subject to the terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were Restricted Stock Units granted under the Plan. Such terms and conditions set forth in the Plan are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

1.	TERMS OF RESTRICTED STOCK UNITS

Petco Health and Wellness Company, Inc. (the “Company”) has granted to the Participant named in the Grant Notice provided to said Participant herewith (the “Grant Notice”) an award of Restricted Stock Units (the “Award” or “RSUs”) specified in the Grant Notice, with each Restricted Stock Unit representing the right to receive one share of Common Stock. The Award is subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions and the Plan. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary.

2.	VESTING AND SETTLEMENT OF RESTRICTED STOCK UNITS

(a) The Award shall not be vested as of the Grant Date set forth in the Grant Notice and shall be forfeitable unless and until otherwise vested pursuant to the terms of the Grant Notice and these Standard Terms and Conditions. After the Grant Date, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Award shall become vested as described in the Grant Notice with respect to that number of Restricted Stock Units as set forth in the Grant Notice. Restricted Stock Units that have vested and are no longer subject to forfeiture are referred to herein as “Vested RSUs.” Restricted Stock Units awarded hereunder that are not vested and remain subject to forfeiture are referred to herein as “Unvested RSUs.”

(b) As soon as administratively practicable following the vesting of the RSUs pursuant to the Grant Notice and this Section 2, but in no event later than 30 days after each vesting date, the Company shall deliver to the Participant a number of shares of Common Stock equal to the number of RSUs that vested on such date.

(c) If the Participant’s Termination of Employment is as a result of the Participant’s death or Disability, subject to the Participant’s (or the Participant’s personal representative’s) execution and nonrevocation of a general release of claims in a form provided by the Company, all then Unvested RSUs shall become Vested RSUs.

STANDARD TERMS AND CONDITIONS FOR

INDUCEMENT RESTRICTED STOCK UNITS

(d) If the Participant’s Termination of Employment is as a result of the Participant’s Retirement (as defined below), subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, (i) if the Termination Date is prior to the first anniversary of the Grant Date, (A) a pro-rated portion of the Unvested RSUs shall become Vested RSUs calculated by multiplying (I) the number of Unvested RSUs by (II) a fraction, the numerator of which is the number of days between the Grant Date and the Termination Date and the denominator of which is the number of days between the Grant Date and the first anniversary of the Grant Date and (B) any then Unvested RSUs, after giving effect to the foregoing clause (A) shall be forfeited and canceled as of the Termination Date, and (ii) if the Termination Date is on or following the first anniversary of the Grant Date, any then Unvested RSUs shall become Vested RSUs.

(e) If the Participant’s Termination of Employment is as a result of an Involuntary Termination (as defined below) on or within 24-months following a Change in Control, subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, any then Unvested RSUs shall become Vested RSUs.

(f) If the Participant’s Termination of Employment is as a result of an Involuntary Termination at any time other than on or within 24-months following a Change in Control, subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, (i) the Unvested RSUs that would have vested within the 12-month period following the Termination Date shall become Vested RSUs, and (ii) any then Unvested RSUs, after giving effect to the foregoing clause (i), shall be forfeited and canceled as of the Termination Date.

(g) Upon Participant’s Termination of Employment for any other reason not set forth in Section 2(c), 2(d), 2(e) or 2(f), any then Unvested RSUs held by the Participant shall be forfeited and canceled as of the Termination Date.

(h) As used in this Section 2:

(i) “Good Reason” has the meaning set forth in the written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or if there is no such agreement or no such term is defined in such agreement, means, without the Participant’s consent: (A) a material diminution in the Participant’s authority, duties or responsibilities with the Company or an Affiliate; (B) a material diminution in the Participant’s base salary; (C) a relocation of the Participant’s principal place of employment by more than 50 miles; or (D) a material breach by the Company of any of its obligations under these Standard Terms and Conditions. Notwithstanding the foregoing, any assertion by the Participant of a termination for Good Reason shall not be effective unless (1) the Participant provides written notice to the Company of the existence of one or more of the foregoing conditions within 30 days after the initial occurrence of such condition(s); (2) the condition(s) specified in such notice must remain uncorrected for 30 days following the Company’s receipt of such written notice; and (3) the date of the termination of the Participant’s employment must occur within 90 days after the initial occurrence of the condition(s) specified in such notice.

A-2

(ii) “Involuntary Termination” means a Termination of Employment by the Company without Cause (and not as a result of death or Disability) or by the Participant for Good Reason.

(iii) “Retirement” means a Termination of Employment by the Participant upon achieving (A) 55 or more years of age and (B) 10 or more consecutive years of service with the Company and its Affiliates.

(iv) “Termination Date” means the date of the Participant’s Termination of Employment.

3.	RIGHTS AS STOCKHOLDER; DIVIDEND EQUIVALENTS

(a) Participant shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any RSUs unless and until shares of Common Stock settled for such RSUs shall have been issued by the Company to Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

(b) Notwithstanding the foregoing, from and after the Grant Date and until the earlier of (i) the Participant’s receipt of Common Stock upon payment of RSUs and (ii) the time when the Participant’s right to receive Common Stock upon payment of RSUs is forfeited, on the date that the Company pays a cash dividend (if any) to holders of Common Stock generally, the Participant shall be entitled, as a Dividend Equivalent, to a number of additional whole RSUs determined by dividing (i) the product of (A) the dollar amount of the cash dividend paid per share of Common Stock on such date and (B) the total number of RSUs (including dividend equivalents paid thereon) previously credited to the Participant as of such date, by (ii) the Fair Market Value per share of Common Stock on such date. Such Dividend Equivalents (if any) shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the RSUs to which the Dividend Equivalents were credited.

4.	RESTRICTIONS ON RESALES OF SHARES

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued pursuant to Vested RSUs, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

5.	INCOME TAXES

To the extent required by applicable federal, state, local or foreign law, the Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the grant or vesting of the RSUs. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied.

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6.	NON -TRANSFERABILITY OF AWARD

The Participant understands, acknowledges and agrees that, except as otherwise provided in the Plan or as permitted by the Committee, the Award may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (a) the Participant shall be permitted to transfer the Award as a gift to an Assignee Entity in accordance with and subject to the limits of Section 17 of the Plan and (b) if not previously so transferred, any shares of Common Stock that become issuable hereunder but which otherwise remain unissued at the time of the Participant’s death shall be transferred to the Participant’s designated beneficiary or, if none, to the Participant’s estate.

7.	OTHER AGREEMENTS SUPERSEDED

The Grant Notice, these Standard Terms and Conditions, the Confidentiality and Inventions Agreement and the Plan constitute the entire understanding between the Participant and the Company regarding the Award. Where there is a conflict between these terms and any terms contained in the Participant’s offer letter, these terms shall control. Any prior agreements, commitments or negotiations concerning the Award are superseded; provided, however, that the terms of the Confidentiality and Inventions Agreement are in addition to and complement (and do not replace or supersede) all other agreements and obligations between the Company and any of its affiliates and the Participant with respect to confidentiality and intellectual property.

8.	LIMITATION OF INTEREST IN SHARES SUBJECT TO RESTRICTED STOCK UNITS

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person in connection with the Award. Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason.

9.	GENERAL

(a) In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

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(b) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan or these Standard Terms and Conditions.

(c) These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(d) These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

(e) In the event of any conflict between the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control. In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control.

(f) All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

10.	CLAWBACK

The RSUs and any shares of Common Stock received upon settlement of the RSUs are subject to recoupment in accordance with any recoupment policy that the Company may adopt from time to time, to the extent any such policy is applicable to the Participant and to such compensation, including the Petco Health and Wellness Company, Inc. Clawback Policy (as amended from time to time), designed to comply with the requirements of Rule 10D-1 promulgated under the Act, as well as any recoupment provisions required under applicable law. For purposes of the foregoing, the Participant expressly and explicitly authorizes (x) the Company to issue instructions, on the Participant’s behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold shares of Common Stock and other amounts acquired under the Award or the Plan to re-convey, transfer or otherwise return such shares and/or other amounts to the Company and (y) the Company’s recovery of any covered compensation through any method of recovery that the Company deems appropriate, including by reducing any amount that is or may become payable to the Participant. The Participant further agrees to comply with any request or demand for repayment by any affiliate of the Company in order to comply with such policies or applicable law. To the extent that the Standard Terms and Conditions and any Company recoupment policy conflict, the terms of the recoupment policy shall prevail.

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11.	ELECTRONIC DELIVERY

By executing the Grant Notice, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Stock Units via Company web site or other electronic delivery.

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EXHIBIT B

CONFIDENTIALITY AND INVENTIONS AGREEMENT

As a condition to the receipt of the Award granted pursuant to the Grant Notice to which this Confidentiality and Inventions Agreement is attached and in consideration of the Participant’s continued employment with the Company, the Participant hereby confirms the Participant’s agreement as follows:

1.	GENERAL

The Participant’s employment by the Company is in a capacity in which he or she may have access to, or contribute to the production of, Confidential Information and the Company Work Product (both as defined below). The Participant’s employment creates a relationship of confidence and trust between the Company and the Participant with respect to the Confidential Information and the Company Work Product as set forth herein. This Confidentiality and Inventions Agreement are subject to the terms of the Standard Terms and Conditions attached as Exhibit A to the Grant Notice to which this Confidentiality and Inventions Agreement is attached; provided however, that in the event of any conflict between the Standard Terms and Conditions and this Confidentiality and Inventions Agreement, this Confidentiality and Inventions Agreement shall control.

2.	DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning set forth in the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan, as amended from time to time. For purposes of this Confidentiality and Inventions Agreement:

(a) “Confidential Information” shall mean information or material (i) that is proprietary to the Company or confidential to the Company, whether or not designated or labeled as such, and (ii) that the Participant creates, discovers or develops, or of which the Participant obtains knowledge of or access to, in the course of the Participant’s employment with the Company. Confidential Information may include, but is not limited to, designs, works of authorship, formulae, ideas, concepts, techniques, inventions, devices, improvements, know-how, methods, processes, drawings, specifications, models, data, diagrams, flow charts, research, procedures, computer programs, marketing techniques and materials, business, marketing, development and product plans, financial information, customer lists and contact information, personnel information, and other confidential business or technical information created on behalf of the Company or obtained as a result of or in the course of employment with the Company. For purposes of this Confidentiality and Inventions Agreement, the “Company” shall mean the Company or any of its Affiliates. To the extent that the participant can demonstrate by competent proof that one of the following exceptions applies, the Participant shall have no obligation under this Confidentiality and Inventions Agreement to maintain in confidence any: (I) INFORMATION THAT IS OR BECOMES GENERALLY PUBLICLY KNOWN OTHER THAN AS A RESULT OF THE PARTICIPANT’S DISCLOSURE IN VIOLATION OF THIS AGREEMENT, (II) INFORMATION THAT WAS KNOWN BY THE PARTICIPANT OR AVAILABLE TO THE PARTICIPANT WITHOUT RESTRICTION PRIOR TO DISCLOSURE TO THE PARTICIPANT BY THE COMPANY, (III) INFORMATION THAT BECOMES

CONFIDENTIALITY AND INVENTIONS AGREEMENT

AVAILABLE TO THE PARTICIPANT ON A NON-CONFIDENTIAL BASIS FROM A THIRD PARTY THAT IS NOT SUBJECT TO CONFIDENTIALITY OBLIGATIONS IN FAVOR, OR THAT INURE TO THE BENEFIT, OF THE COMPANY, AND (IV) INFORMATION THAT WAS DEVELOPED INDEPENDENTLY BY OR FOR THE PARTICIPANT WITHOUT REFERENCE TO THE CONFIDENTIAL INFORMATION, USE OF COMPANY RESOURCES OR BREACH OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE “PRE-EMPLOYMENT WORK PRODUCT” (AS DEFINED BELOW).

(b) “Work Product” shall mean inventions, data, ideas, designs, drawings, works of authorship, trademarks, service marks, trade names, service names, logos, developments, formulae, concepts, techniques, devices, improvements, know-how, methods, processes, programs and discoveries, whether or not patentable or protectable under applicable copyright or trademark law, or under other similar law, and whether or not reduced to practice or tangible form, together with any improvements thereon or thereto, derivative works therefrom, and intellectual property rights therein created on behalf of the Company as part of the obligation of employment in performing work for the Company or otherwise in the course of employment with the Company.

3.	CONFIDENTIALITY

(a) During the term of the Participant’s employment by the Company and at all times thereafter, the Participant will keep in strict confidence and trust all Confidential Information, and the Participant will not, directly or indirectly, disclose, distribute, sell, transfer, use, lecture upon or publish any Confidential Information, except as may be necessary in the course of performing the Participant’s duties as an employee of the Company or as the Company authorizes or permits. Notwithstanding the foregoing, the Participant shall be entitled to continue to use Confidential Information of the Company transferred to a purchaser (“Purchaser”) of all or substantially all of the assets of a business (“Business”) of Company (an “Acquisition”) solely to the extent that the Participant becomes an employee of such Purchaser or Purchaser’s designated affiliate upon consummation of the Acquisition and such Confidential Information is used in the Business prior to consummation of the Acquisition. The Participant acknowledges and agrees that, upon consummation of the Acquisition, the Confidential Information shall be deemed the Confidential Information of the Purchaser and subject to the Participant’s applicable employment, confidentiality and inventions assignment agreement with such Purchaser.

(b) The Participant recognizes that the Company has received and in the future will receive information from third parties which is subject to an obligation on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. The Participant agrees, during the term of the Participant’s employment and thereafter, to hold all such confidential or proprietary information of third parties in the strictest confidence and not to disclose or use it, except as necessary in performing the Participant’s duties as an employee of the Company consistent with the Company’s agreement with such third party. The Participant agrees that such information will be subject to the terms of this Confidentiality and Inventions Agreement as Confidential Information.

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(c) Protected Disclosures. 18 U.S.C. § 1833(b) provides: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). Accordingly, the parties to this Agreement have the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. Nothing in this Confidentiality and Inventions Agreement prevents the Participant from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that the Participant has reason to believe is unlawful. Furthermore, and for the avoidance of doubt, nothing in this Confidentiality and Inventions Agreement limits or restricts the Participant’s ability to communicate with the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (each a “Government Agency”) or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information and reporting possible violations of law or regulation or other disclosures protected under the whistleblower provisions of applicable law or regulation, without notice to the Company.

4.	COMPANY PROPERTY

All apparatus, computers, computer files and media, notes, data, documents, reference materials, sketches, memoranda, records, drawings, engineering log books, equipment, lab/inventor notebooks, programs, prototypes, samples, equipment, tangible embodiments of information, and other physical property, whether or not pertaining to Confidential Information, furnished to the Participant or produced by the Participant or others in connection with the Participant’s employment, shall be and remain the sole property of the Company and any such property actually in the Participant’s possession or control shall be returned promptly to the Company as and when requested in writing by the Company. The Participant shall return and deliver all such property to the Company upon termination of the Participant’s employment. The Participant may not retain any such property or any reproduction of such property upon such termination. The Participant further agrees that any property situated on the Company’s premises and owned, leased, maintained or otherwise contracted for by the Company, including, but not limited to, computers, computer files, e-mail, voicemail, disks and other electronic storage media, filing cabinets, desks or other work areas, are subject to inspection by the Company’s representatives at any time with or without notice.

5.	COMPANY WORK PRODUCT

Subject to Section 6 and 7 below, the Participant agrees that any Work Product, in whole or in part, conceived, developed, made or reduced to practice by the Participant (either solely or in conjunction with others) during the term of his or her employment with the Company (collectively, the “Company Work Product”) shall be owned exclusively by the Company (or, to the extent

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applicable, a Purchaser pursuant to an Acquisition). Without limiting the foregoing, the Participant agrees that any of the Company Work Product shall be deemed to be “works made for hire” as defined in U.S. Copyright Act §101, and all right, title, and interest therein shall vest solely in the Company from conception. The Participant hereby irrevocably assigns and transfers, and agrees to assign and transfer in the future on the Company’s request, to the Company all right, title and interest in and to any Company Work Product, including, but not limited to, patents, copyrights and other intellectual property rights therein. The Participant shall treat any such Company Work Product as Confidential Information. The Participant will execute all applications, assignments, instruments and other documents and perform all acts consistent herewith as the Company or its counsel may deem necessary or desirable to obtain, perfect or enforce any patents, copyright registrations or other protections on such Company Work Product and to otherwise protect the interests of the Company therein. The Participant’s obligation to reasonably assist the Company in obtaining and enforcing the intellectual property and other rights in the Company Work Product in any and all jurisdictions shall continue beyond the termination of the Participant’s employment. The Participant acknowledges that the Company may need to secure the Participant’s signature for lawful and necessary documents required to apply for, maintain or enforce intellectual property and other rights with respect to the Company Work Product (including, but not limited to, renewals, extensions, continuations, divisions or continuations in part of patent applications). The Participant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as the Participant’s agents and attorneys-in-fact, to act for and on the Participant’s behalf and instead of the Participant, to execute and file any such document(s) and to do all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyright registrations and other protections on the Company Work Product with the same legal force and effect as if executed by the Participant. The Participant further hereby waives and relinquishes any and all moral rights that the Participant may have in the Company Work Product.

6.	EXCEPTION TO ASSIGNMENTS

Pursuant to Section 2870 of the California Labor Code, the requirements set forth in Section 5 of this Agreement shall not apply to an invention that the Participant develops entirely on his or her own time without using the Company’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the Company’s business, or actual or demonstrably anticipated research or development of the Company; or (ii) result from any work performed by the Participant for the Company.

7.	PRE-EMPLOYMENT WORK PRODUCT

(a) Work Product includes only things done for the Company in performing work for the Company.

(b) The Participant acknowledges that the Company has a strict policy against using proprietary information belonging to any other person or entity without the express permission of the owner of that information. The Participant represents and warrants that the Participant’s performance of all of the terms of this Confidentiality and Inventions Agreement and as an employee of the Company does not and will not result in a breach of any duty owed by the Participant to a third party to keep in confidence any information, knowledge or data. The

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Participant has not brought or used, and will not bring to the Company, or use, induce the Company to use, or disclose in the performance of the Participant’s duties, nor has the Participant used or disclosed in the performance of any services for the Company prior to the effective date of the Participant’s employment with the Company (if any), any equipment, supplies, facility, electronic media, software, trade secret or other information or property of any former employer or any other person or entity, unless the Participant has obtained their written authorization for its possession and use.

8.	RECORDS

The Participant agrees that he or she will keep and maintain adequate and current written records (in the form of notes, sketches, drawings or such other form(s) as may be specified by the Company) of all the Company Work Product made by the Participant during the term of his or his or her employment with the Company, which records shall be available at all times to the Company and shall remain the sole property of the Company.

9.	PRESUMPTION

If any application for any United States or foreign patent related to or useful in the business of the Company or any customer of the Company shall be filed by or for the Participant during the period of one year after the Participant’s employment is terminated, the subject matter covered by such application shall be presumed to have been conceived during the Participant’s employment with the Company.

10.	AGREEMENTS WITH THIRD PARTIES OR THE U.S. GOVERNMENT.

The Participant acknowledges that the Company from time to time may have agreements with other persons or entities, or with the U.S. Government or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work thereunder or regarding the confidential nature of such work. The Participant agrees to be bound by all such obligations and restrictions of which the Participant has been made aware of by the Company and to take all action necessary to discharge the obligations of the Company thereunder.

11.	INJUNCTIVE RELIEF

Because of the unique nature of the Confidential Information and the Company Work Product, the Participant understands and agrees that the Company may suffer immediate and irreparable harm if the Participant fails to comply with any of his or her obligations under this Confidentiality and Inventions Agreement and that monetary damages may be inadequate to compensate the Company for such breach. Accordingly, the Participant agrees that in the event of a breach or threatened breach of this Confidentiality and Inventions Agreement, in addition to any other remedies available to it at law or in equity, the Company will be entitled, without posting bond or other security, to seek injunctive relief to enforce the terms of this Confidentiality and Inventions Agreement, including, but not limited to, restraining the Participant from violating this Confidentiality and Inventions Agreement or compelling the Participant to cease and desist all unauthorized use and disclosure of the Confidential Information and the Company Work Product. The Participant will indemnify the Company against any costs, including, but not limited to, reasonable outside legal fees and costs, incurred in obtaining relief against the Participant’s breach of this Confidentiality and Inventions Agreement. Nothing in this Section 11 shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, recovery of damages.

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12.	DISCLOSURE OF OBLIGATIONS

The Participant is hereby permitted and the Participant authorizes the Company to provide a copy of this Confidentiality and Inventions Agreement and any exhibits hereto to any of the Participant’s future employers, and to notify any such future employers of the Participant’s obligations and the Company’s rights hereunder, provided that neither party is under any obligation to do so.

13.	JURISDICTION AND VENUE

This Confidentiality and Inventions Agreement will be governed by the laws of the State of California without regard to any conflicts-of-law rules. To the extent that any lawsuit is permitted under this Confidentiality and Inventions Agreement, the Participant hereby expressly consents to the personal and exclusive jurisdiction and venue of the state and federal courts located in San Diego, California for any lawsuit filed against the Participant by the Company. Nothing herein shall limit the right of the Company to seek and obtain injunctive relief in any jurisdiction for violation of the portions of this Confidentiality and Inventions Agreement dealing with protection of Confidential Information or the Company Work Product.

14.	ASSIGNMENT; INUREMENT

Neither this Confidentiality and Inventions Agreement nor any duties or obligations under this Confidentiality and Inventions Agreement may be assigned by the Participant without the prior written consent of the Company. The Participant understands and agrees that the Company may freely assign this Confidentiality and Inventions Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the permitted assigns, successors in interest (including any Purchaser upon consummation of an Acquisition), personal representatives, estates, heirs, and legatees of each of the parties hereto. Any assignment in violation of this Section 14 shall be null and void.

15.	SURVIVORSHIP

The rights and obligations of the parties to this Confidentiality and Inventions Agreement will survive termination of my employment with the Company.

16.	MISCELLANEOUS

In the event that any provision hereof or any obligation or grant of rights by the Participant hereunder is found invalid or unenforceable pursuant to judicial decree or decision, any such provision, obligation or grant of rights shall be deemed and construed to extend only to the maximum permitted by law, the invalid or unenforceable portions shall be severed, and the remainder of this Confidentiality and Inventions Agreement shall remain valid and enforceable according to its terms. This Confidentiality and Inventions Agreement may not be amended, waived or modified, except by an instrument in writing executed by the Participant and a duly authorized representative of the Company.

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17.	ACKNOWLEDGMENT

EMPLOYEE ACKNOWLEDGES THAT, IN EXECUTING THE GRANT NOTICE TO WHICH THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT IS ATTACHED, EMPLOYEE HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND EMPLOYEE HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT. THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

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Exhibit B

PSU Award Agreement

[See Attached]

PETCO HEALTH AND WELLNESS COMPANY, INC.

GRANT NOTICE FOR

INDUCEMENT PERFORMANCE STOCK UNIT AWARD

FOR GOOD AND VALUABLE CONSIDERATION, Petco Health and Wellness Company, Inc. (the “Company”), hereby grants to the Participant named below the target number of performance stock units (the “PSUs”) specified below (the “Award”). Each Earned PSU (as defined below) represents the right to receive one share of Common Stock, upon the terms and subject to the conditions set forth in this Grant Notice (including Exhibit C), the Standard Terms and Conditions (the “Standard Terms and Conditions”) attached hereto as Exhibit A, and the Confidentiality and Inventions Agreement attached hereto as Exhibit B. The Award is an inducement material to the Participant’s entry into employment with the Company within the meaning of Nasdaq Listing Rule 5635(c)(4). The Award is granted outside of the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”), but shall be subject to the terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were performance-based Restricted Stock Units granted under the Plan. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

Name of Participant:	Joel Anderson

Grant Date:	[•], 2024

Target Number of PSUs:	[•] (the “Target PSUs”)

Award Type:	The Award represents the right to receive shares of Common Stock in an amount from 0% to 200% of the Target PSUs. The Award shall vest and become earned and nonforfeitable upon (i) the Participant’s satisfaction of the Service Requirement (as defined below) and (ii) the Committee’s certification of the final level of achievement of the Performance Goals (as defined below). PSUs that become earned upon satisfaction of the Service Requirement and the Performance Goals are referred to herein as “Earned PSUs.”

Performance Period:	February 2, 2025 through January 29, 2028

Service Requirement:	The “Service Requirement” is set forth on Exhibit C attached hereto.

Performance Goals:	The “Performance Goals” are set forth on Exhibit C attached hereto.

IN ORDER TO RECEIVE THE BENEFITS OF THIS AGREEMENT, PARTICIPANT MUST EXECUTE AND RETURN THIS GRANT NOTICE (THE “ACCEPTANCE REQUIREMENTS”). IF PARTICIPANT FAILS TO SATISFY THE ACCEPTANCE REQUIREMENTS WITHIN 60 DAYS AFTER THE GRANT DATE, THEN (1) THIS GRANT NOTICE WILL BE OF NO FORCE OR EFFECT AND THIS AWARD WILL BE AUTOMATICALLY FORFEITED TO THE COMPANY WITHOUT CONSIDERATION, AND (2) NEITHER PARTICIPANT NOR THE COMPANY WILL HAVE ANY FUTURE RIGHTS OR OBLIGATIONS UNDER THIS GRANT NOTICE OR THE STANDARD TERMS AND CONDITIONS.

By accepting this Grant Notice, Participant acknowledges that Participant has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice (including Exhibit C), the Plan, and the Standard Terms and Conditions and the Confidentiality and Inventions Agreement.

PETCO HEALTH AND WELLNESS COMPANY, INC.

By:
Name:
Title:

PARTICIPANT

Joel Anderson

SIGNATURE PAGE TO

GRANT NOTICE FOR

INDUCEMENT PERFORMANCE STOCK UNIT AWARD

EXHIBIT A

PETCO HEALTH AND WELLNESS COMPANY, INC.

STANDARD TERMS AND CONDITIONS FOR

INDUCEMENT PERFORMANCE STOCK UNITS

These Standard Terms and Conditions apply to the Award (as defined below). The Award is granted outside of the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”), but shall be subject to the terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Award were performance-based Restricted Stock Units granted under the Plan. Such terms and conditions set forth in the Plan are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

1.	TERMS OF PERFORMANCE STOCK UNITS

Petco Health and Wellness Company, Inc. (the “Company”) has granted to the Participant named in the Grant Notice provided to said Participant herewith (the “Grant Notice”) an award of performance stock units (the “Award” or “PSUs”) specified in the Grant Notice, with each Earned PSU representing the right to receive one share of Common Stock. The Award is subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions and the Plan. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary.

2.	VESTING AND SETTLEMENT OF PERFORMANCE STOCK UNITS

(a) The Award shall not be vested as of the Grant Date set forth in the Grant Notice and shall be forfeitable unless and until otherwise vested pursuant to the terms of the Grant Notice and these Standard Terms and Conditions. After the Grant Date, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Award shall become vested and earned as described in the Grant Notice with respect to the Target PSUs as set forth in the Grant Notice.

(b) As soon as administratively practicable following the date a PSU becomes an Earned PSU pursuant to the Grant Notice and this Section 2, but in no event later than two and one-half months following the Vesting Date (or, if earlier, the date on which a Termination of Employment described in Section 2(c) or 2(f) occurs), the Company shall deliver to the Participant a number of shares of Common Stock equal to the number of Earned PSUs.

(c) If the Participant experiences a Termination of Employment as a result of the Participant’s death or Disability, then, subject to the Participant’s (or the Participant’s personal representative’s) execution and nonrevocation of a general release of claims in a form provided by the Company, (i) if the Termination Date is prior to the end of the Performance Period, the outstanding Target PSUs (after giving effect to the EBITDA Gate, to the extent the Termination Date is after the completion of fiscal 2025 and/or fiscal 2026, as applicable) shall become Earned PSUs effective as of the date of such Termination of Employment and (ii) if the Termination Date is after the end of the Performance Period, then the outstanding Target PSUs will remain outstanding and eligible to become Earned PSUs based on achievement of the Performance Goals and settlement of such Earned PSUs shall not be accelerated.

STANDARD TERMS AND CONDITIONS FOR

INDUCEMENT PERFORMANCE STOCK UNITS

(d) If the Participant experiences a Termination of Employment as a result of the Participant’s Retirement (as defined below), then, subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, the Pro-Rata Portion of the Target PSUs shall remain outstanding and eligible to become Earned PSUs based on achievement of the Performance Goals and settlement of such Earned PSUs shall not be accelerated.

(e) Upon the consummation of a Change in Control prior to the end of the Performance Period, the Performance Goals shall be measured over a truncated Performance Period ending on the date of the Change in Control (with such adjustments to the Performance Goals, including the EBITDA Gate, as determined appropriate by the Committee to reflect such truncated Performance Period) and the Target PSUs that become earned based on achievement of such adjusted Performance Goals shall vest and become Earned PSUs on January 29, 2028, subject to the Participant’s continued employment by or service to the Company or its Subsidiaries through such date.

(f) Notwithstanding Section 2(e) above, if the Participant experiences a Termination of Employment as a result of an Involuntary Termination (as defined below) at any time following a Change in Control, then subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, any Target PSUs that remain outstanding shall become Earned PSUs in accordance with Section 2(e) effective as of the date of such Termination of Employment.

(g) If the Participant’s Termination of Employment is as a result of an Involuntary Termination at any time prior to a Change in Control and during Fiscal Year 2026, provided that the Fiscal Year 2025 EBITDA Gate has been achieved, subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, (i) the Pro-Rata Portion of the Target PSUs shall remain outstanding and eligible to become Earned PSUs based on achievement of the Performance Goals and settlement of such Earned PSUs shall not be accelerated, and (ii) in the event of a Change in Control following such termination, any Target PSUs that remain outstanding will be treated in accordance with Section 2(e) above and be settled on January 29, 2028 (or as soon as administratively practicable thereafter, but in no event later than two and one-half months following such date). For the avoidance of doubt, if the Fiscal Year 2025 EBITDA Gate has not been achieved, all Target PSUs shall be forfeited and canceled as of the Termination Date.

(h) If the Participant’s Termination of Employment is as a result of an Involuntary Termination at any time prior to a Change in Control and during or after Fiscal Year 2027, subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, (i) any Target PSUs that remain outstanding (after giving effect to the EBITDA Gate) will remain outstanding and eligible to become Earned PSUs based on achievement of the Performance Goals and settlement of such Earned PSUs shall not be accelerated, and (ii) in the event of a Change in Control following such termination, any Target PSUs that remain outstanding will be treated in accordance with Section 2(e) above and be settled on January 29, 2028 (or as soon as administratively practicable thereafter, but in no event later than two and one-half months following such date).

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(i) Upon the Participant’s Termination of Employment for any other reason not set forth in Section 2(c), 2(d), 2(f), 2(g), or 2(h), any PSUs that have not become Earned PSUs shall be forfeited and canceled as of the Termination Date.

(j) As used in this Section 2:

(i) “Good Reason” has the meaning set forth in the written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or if there is no such agreement or no such term is defined in such agreement, means, without the Participant’s consent: (A) a material diminution in the Participant’s authority, duties or responsibilities with the Company or an Affiliate; (B) a material diminution in the Participant’s base salary; (C) a relocation of the Participant’s principal place of employment by more than 50 miles; or (D) a material breach by the Company of any of its obligations under these Standard Terms and Conditions and in such case notwithstanding the foregoing, any assertion by the Participant of a termination for Good Reason shall not be effective unless (1) the Participant provides written notice to the Company of the existence of one or more of the foregoing conditions within 30 days after the initial occurrence of such condition(s); (2) the condition(s) specified in such notice must remain uncorrected for 30 days following the Company’s receipt of such written notice; and (3) the date of the termination of the Participant’s employment must occur within 90 days after the initial occurrence of the condition(s) specified in such notice.

(ii) “Involuntary Termination” means a Termination of Employment by the Company without Cause (and not as a result of death or Disability) or by the Participant for Good Reason.

(iii) “Pro-Rata Portion” means (A) the Target PSUs, multiplied by (B) a fraction, the numerator of which is the number of days between [to insert final Start Date] (the “Start Date”) and the Termination Date and the denominator of which is the number of days between the Start Date and January 29, 2028.

(iv) “Retirement” means a Termination of Employment by the Participant upon achieving (A) 55 or more years of age and (B) 10 or more consecutive years of service with the Company and its Affiliates.

(v) “Termination Date” means the date of the Participant’s Termination of Employment.

3.	RIGHTS AS STOCKHOLDER; DIVIDEND EQUIVALENTS

(a) Participant shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any PSUs unless and until shares of Common Stock settled for Earned PSUs shall have been issued by the Company to Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

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(b) Notwithstanding the foregoing, from and after the Grant Date and until the earlier of (i) the Participant’s receipt of Common Stock upon payment of Earned PSUs and (ii) the time when the Participant’s right to receive Common Stock upon payment of PSUs is forfeited, on the date that the Company pays a cash dividend (if any) to holders of Common Stock generally, the Participant shall be entitled, as a Dividend Equivalent, to a number of additional whole Target PSUs determined by dividing (i) the product of (A) the dollar amount of the cash dividend paid per share of Common Stock on such date and (B) the total number of Target PSUs (including dividend equivalents paid thereon) held by the Participant as of such date, by (ii) the Fair Market Value per share of Common Stock on such date. Such Dividend Equivalents (if any) shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Target PSUs to which the Dividend Equivalents were credited.

4.	RESTRICTIONS ON RESALES OF SHARES

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued pursuant to Earned PSUs, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

5.	INCOME TAXES

To the extent required by applicable federal, state, local or foreign law, the Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the grant or vesting of the PSUs. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied.

6.	NON -TRANSFERABILITY OF AWARD

The Participant understands, acknowledges and agrees that, except as otherwise provided in the Plan or as permitted by the Committee, the Award may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (a) the Participant shall be permitted to transfer the Award as a gift to an Assignee Entity in accordance with and subject to the limits of Section 17 of the Plan and (b) if not previously so transferred, any shares of Common Stock that become issuable hereunder but which otherwise remain unissued at the time of the Participant’s death shall be transferred to the Participant’s designated beneficiary or, if none, to the Participant’s estate.

7.	OTHER AGREEMENTS SUPERSEDED

The Grant Notice, these Standard Terms and Conditions, the Confidentiality and Inventions Agreement and the Plan constitute the entire understanding between the Participant and the Company regarding the Award. Where there is a conflict between these terms and any terms contained in the Participant’s offer letter, these terms shall control. Any prior agreements, commitments or negotiations concerning the Award are superseded; provided, however, that the terms of the Confidentiality and Inventions Agreement are in addition to and complement (and do not replace or supersede) all other agreements and obligations between the Company and any of its affiliates and the Participant with respect to confidentiality and intellectual property.

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8.	LIMITATION OF INTEREST IN SHARES SUBJECT TO PERFORMANCE STOCK UNITS

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person in connection with the Award. Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason.

9.	GENERAL

(a) In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(b) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan or these Standard Terms and Conditions.

(c) These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(d) These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

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(e) In the event of any conflict between the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control. In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control.

(f) All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

10.	CLAWBACK

The PSUs and any shares of Common Stock issued pursuant to the Earned PSUs are subject to recoupment in accordance with any recoupment policy that the Company may adopt from time to time, to the extent any such policy is applicable to the Participant and to such compensation, including the Petco Health and Wellness Company, Inc. Clawback Policy (as amended from time to time), designed to comply with the requirements of Rule 10D-1 promulgated under the Act, as well as any recoupment provisions required under applicable law. For purposes of the foregoing, the Participant expressly and explicitly authorizes (x) the Company to issue instructions, on the Participant’s behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold shares of Common Stock and other amounts acquired under the Award or the Plan to re-convey, transfer or otherwise return such shares and/or other amounts to the Company and (y) the Company’s recovery of any covered compensation through any method of recovery that the Company deems appropriate, including by reducing any amount that is or may become payable to the Participant. The Participant further agrees to comply with any request or demand for repayment by any affiliate of the Company in order to comply with such policies or applicable law. To the extent that the Standard Terms and Conditions and any Company recoupment policy conflict, the terms of the recoupment policy shall prevail.

11.	ELECTRONIC DELIVERY

By executing the Grant Notice, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the PSUs via Company web site or other electronic delivery.

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EXHIBIT B

CONFIDENTIALITY AND INVENTIONS AGREEMENT

As a condition to the receipt of the Award granted pursuant to the Grant Notice to which this Confidentiality and Inventions Agreement is attached and in consideration of the Participant’s continued employment with the Company, the Participant hereby confirms the Participant’s agreement as follows:

1.	GENERAL

The Participant’s employment by the Company is in a capacity in which he or she may have access to, or contribute to the production of, Confidential Information and the Company Work Product (both as defined below). The Participant’s employment creates a relationship of confidence and trust between the Company and the Participant with respect to the Confidential Information and the Company Work Product as set forth herein. This Confidentiality and Inventions Agreement are subject to the terms of the Standard Terms and Conditions attached as Exhibit A to the Grant Notice to which this Confidentiality and Inventions Agreement is attached; provided however, that in the event of any conflict between the Standard Terms and Conditions and this Confidentiality and Inventions Agreement, this Confidentiality and Inventions Agreement shall control.

2.	DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning set forth in the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan, as amended from time to time. For purposes of this Confidentiality and Inventions Agreement:

(a) “Confidential Information” shall mean information or material (i) that is proprietary to the Company or confidential to the Company, whether or not designated or labeled as such, and (ii) that the Participant creates, discovers or develops, or of which the Participant obtains knowledge of or access to, in the course of the Participant’s employment with the Company. Confidential Information may include, but is not limited to, designs, works of authorship, formulae, ideas, concepts, techniques, inventions, devices, improvements, know-how, methods, processes, drawings, specifications, models, data, diagrams, flow charts, research, procedures, computer programs, marketing techniques and materials, business, marketing, development and product plans, financial information, customer lists and contact information, personnel information, and other confidential business or technical information created on behalf of the Company or obtained as a result of or in the course of employment with the Company. For purposes of this Confidentiality and Inventions Agreement, the “Company” shall mean the Company or any of its Affiliates. To the extent that the participant can demonstrate by competent proof that one of the following exceptions applies, the Participant shall have no obligation under this Confidentiality and Inventions Agreement to maintain in confidence any: (I) INFORMATION THAT IS OR BECOMES GENERALLY PUBLICLY KNOWN OTHER THAN AS A RESULT OF THE PARTICIPANT’S DISCLOSURE IN VIOLATION OF THIS AGREEMENT, (II) INFORMATION THAT WAS KNOWN BY THE PARTICIPANT OR AVAILABLE TO THE PARTICIPANT WITHOUT RESTRICTION PRIOR TO DISCLOSURE TO THE PARTICIPANT BY THE COMPANY, (III) INFORMATION THAT

CONFIDENTIALITY AND INVENTIONS AGREEMENT

BECOMES AVAILABLE TO THE PARTICIPANT ON A NON-CONFIDENTIAL BASIS FROM A THIRD PARTY THAT IS NOT SUBJECT TO CONFIDENTIALITY OBLIGATIONS IN FAVOR, OR THAT INURE TO THE BENEFIT, OF THE COMPANY, AND (IV) INFORMATION THAT WAS DEVELOPED INDEPENDENTLY BY OR FOR THE PARTICIPANT WITHOUT REFERENCE TO THE CONFIDENTIAL INFORMATION, USE OF COMPANY RESOURCES OR BREACH OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE “PRE-EMPLOYMENT WORK PRODUCT” (AS DEFINED BELOW).

(b) “Work Product” shall mean inventions, data, ideas, designs, drawings, works of authorship, trademarks, service marks, trade names, service names, logos, developments, formulae, concepts, techniques, devices, improvements, know-how, methods, processes, programs and discoveries, whether or not patentable or protectable under applicable copyright or trademark law, or under other similar law, and whether or not reduced to practice or tangible form, together with any improvements thereon or thereto, derivative works therefrom, and intellectual property rights therein created on behalf of the Company as part of the obligation of employment in performing work for the Company or otherwise in the course of employment with the Company.

3.	CONFIDENTIALITY

(a) During the term of the Participant’s employment by the Company and at all times thereafter, the Participant will keep in strict confidence and trust all Confidential Information, and the Participant will not, directly or indirectly, disclose, distribute, sell, transfer, use, lecture upon or publish any Confidential Information, except as may be necessary in the course of performing the Participant’s duties as an employee of the Company or as the Company authorizes or permits. Notwithstanding the foregoing, the Participant shall be entitled to continue to use Confidential Information of the Company transferred to a purchaser (“Purchaser”) of all or substantially all of the assets of a business (“Business”) of Company (an “Acquisition”) solely to the extent that the Participant becomes an employee of such Purchaser or Purchaser’s designated affiliate upon consummation of the Acquisition and such Confidential Information is used in the Business prior to consummation of the Acquisition. The Participant acknowledges and agrees that, upon consummation of the Acquisition, the Confidential Information shall be deemed the Confidential Information of the Purchaser and subject to the Participant’s applicable employment, confidentiality and inventions assignment agreement with such Purchaser.

(b) The Participant recognizes that the Company has received and in the future will receive information from third parties which is subject to an obligation on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. The Participant agrees, during the term of the Participant’s employment and thereafter, to hold all such confidential or proprietary information of third parties in the strictest confidence and not to disclose or use it, except as necessary in performing the Participant’s duties as an employee of the Company consistent with the Company’s agreement with such third party. The Participant agrees that such information will be subject to the terms of this Confidentiality and Inventions Agreement as Confidential Information.

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(c) Protected Disclosures. 18 U.S.C. § 1833(b) provides: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). Accordingly, the parties to this Agreement have the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. Nothing in this Confidentiality and Inventions Agreement prevents the Participant from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that the Participant has reason to believe is unlawful. Furthermore, and for the avoidance of doubt, nothing in this Confidentiality and Inventions Agreement limits or restricts the Participant’s ability to communicate with the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (each a “Government Agency”) or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information and reporting possible violations of law or regulation or other disclosures protected under the whistleblower provisions of applicable law or regulation, without notice to the Company.

4.	COMPANY PROPERTY

All apparatus, computers, computer files and media, notes, data, documents, reference materials, sketches, memoranda, records, drawings, engineering log books, equipment, lab/inventor notebooks, programs, prototypes, samples, equipment, tangible embodiments of information, and other physical property, whether or not pertaining to Confidential Information, furnished to the Participant or produced by the Participant or others in connection with the Participant’s employment, shall be and remain the sole property of the Company and any such property actually in the Participant’s possession or control shall be returned promptly to the Company as and when requested in writing by the Company. The Participant shall return and deliver all such property to the Company upon termination of the Participant’s employment. The Participant may not retain any such property or any reproduction of such property upon such termination. The Participant further agrees that any property situated on the Company’s premises and owned, leased, maintained or otherwise contracted for by the Company, including, but not limited to, computers, computer files, e-mail, voicemail, disks and other electronic storage media, filing cabinets, desks or other work areas, are subject to inspection by the Company’s representatives at any time with or without notice.

5.	COMPANY WORK PRODUCT

Subject to Section 6 and 7 below, the Participant agrees that any Work Product, in whole or in part, conceived, developed, made or reduced to practice by the Participant (either solely or in conjunction with others) during the term of his or her employment with the Company (collectively, the “Company Work Product”) shall be owned exclusively by the Company (or, to

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the extent applicable, a Purchaser pursuant to an Acquisition). Without limiting the foregoing, the Participant agrees that any of the Company Work Product shall be deemed to be “works made for hire” as defined in U.S. Copyright Act §101, and all right, title, and interest therein shall vest solely in the Company from conception. The Participant hereby irrevocably assigns and transfers, and agrees to assign and transfer in the future on the Company’s request, to the Company all right, title and interest in and to any Company Work Product, including, but not limited to, patents, copyrights and other intellectual property rights therein. The Participant shall treat any such Company Work Product as Confidential Information. The Participant will execute all applications, assignments, instruments and other documents and perform all acts consistent herewith as the Company or its counsel may deem necessary or desirable to obtain, perfect or enforce any patents, copyright registrations or other protections on such Company Work Product and to otherwise protect the interests of the Company therein. The Participant’s obligation to reasonably assist the Company in obtaining and enforcing the intellectual property and other rights in the Company Work Product in any and all jurisdictions shall continue beyond the termination of the Participant’s employment. The Participant acknowledges that the Company may need to secure the Participant’s signature for lawful and necessary documents required to apply for, maintain or enforce intellectual property and other rights with respect to the Company Work Product (including, but not limited to, renewals, extensions, continuations, divisions or continuations in part of patent applications). The Participant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as the Participant’s agents and attorneys-in-fact, to act for and on the Participant’s behalf and instead of the Participant, to execute and file any such document(s) and to do all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyright registrations and other protections on the Company Work Product with the same legal force and effect as if executed by the Participant. The Participant further hereby waives and relinquishes any and all moral rights that the Participant may have in the Company Work Product.

6.	EXCEPTION TO ASSIGNMENTS

Pursuant to Section 2870 of the California Labor Code, the requirements set forth in Section 5 of this Agreement shall not apply to an invention that the Participant develops entirely on his or her own time without using the Company’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the Company’s business, or actual or demonstrably anticipated research or development of the Company; or (ii) result from any work performed by the Participant for the Company.

7.	PRE-EMPLOYMENT WORK PRODUCT

(a) Work Product includes only things done for the Company in performing work for the Company.

(b) The Participant acknowledges that the Company has a strict policy against using proprietary information belonging to any other person or entity without the express permission of the owner of that information. The Participant represents and warrants that the Participant’s performance of all of the terms of this Confidentiality and Inventions Agreement and as an employee of the Company does not and will not result in a breach of any duty owed by the

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Participant to a third party to keep in confidence any information, knowledge or data. The Participant has not brought or used, and will not bring to the Company, or use, induce the Company to use, or disclose in the performance of the Participant’s duties, nor has the Participant used or disclosed in the performance of any services for the Company prior to the effective date of the Participant’s employment with the Company (if any), any equipment, supplies, facility, electronic media, software, trade secret or other information or property of any former employer or any other person or entity, unless the Participant has obtained their written authorization for its possession and use.

8.	RECORDS

The Participant agrees that he or she will keep and maintain adequate and current written records (in the form of notes, sketches, drawings or such other form(s) as may be specified by the Company) of all the Company Work Product made by the Participant during the term of his or his or her employment with the Company, which records shall be available at all times to the Company and shall remain the sole property of the Company.

9.	PRESUMPTION

If any application for any United States or foreign patent related to or useful in the business of the Company or any customer of the Company shall be filed by or for the Participant during the period of one year after the Participant’s employment is terminated, the subject matter covered by such application shall be presumed to have been conceived during the Participant’s employment with the Company.

10.	AGREEMENTS WITH THIRD PARTIES OR THE U.S. GOVERNMENT.

The Participant acknowledges that the Company from time to time may have agreements with other persons or entities, or with the U.S. Government or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work thereunder or regarding the confidential nature of such work. The Participant agrees to be bound by all such obligations and restrictions of which the Participant has been made aware of by the Company and to take all action necessary to discharge the obligations of the Company thereunder.

11.	INJUNCTIVE RELIEF

Because of the unique nature of the Confidential Information and the Company Work Product, the Participant understands and agrees that the Company may suffer immediate and irreparable harm if the Participant fails to comply with any of his or her obligations under this Confidentiality and Inventions Agreement and that monetary damages may be inadequate to compensate the Company for such breach. Accordingly, the Participant agrees that in the event of a breach or threatened breach of this Confidentiality and Inventions Agreement, in addition to any other remedies available to it at law or in equity, the Company will be entitled, without posting bond or other security, to seek injunctive relief to enforce the terms of this Confidentiality and Inventions Agreement, including, but not limited to, restraining the Participant from violating this Confidentiality and Inventions Agreement or compelling the Participant to cease and desist all unauthorized use and disclosure of the Confidential

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Information and the Company Work Product. The Participant will indemnify the Company against any costs, including, but not limited to, reasonable outside legal fees and costs, incurred in obtaining relief against the Participant’s breach of this Confidentiality and Inventions Agreement. Nothing in this Section 11 shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, recovery of damages.

12.	DISCLOSURE OF OBLIGATIONS

The Participant is hereby permitted and the Participant authorizes the Company to provide a copy of this Confidentiality and Inventions Agreement and any exhibits hereto to any of the Participant’s future employers, and to notify any such future employers of the Participant’s obligations and the Company’s rights hereunder, provided that neither party is under any obligation to do so.

13.	JURISDICTION AND VENUE

This Confidentiality and Inventions Agreement will be governed by the laws of the State of California without regard to any conflicts-of-law rules. To the extent that any lawsuit is permitted under this Confidentiality and Inventions Agreement, the Participant hereby expressly consents to the personal and exclusive jurisdiction and venue of the state and federal courts located in San Diego, California for any lawsuit filed against the Participant by the Company. Nothing herein shall limit the right of the Company to seek and obtain injunctive relief in any jurisdiction for violation of the portions of this Confidentiality and Inventions Agreement dealing with protection of Confidential Information or the Company Work Product.

14.	ASSIGNMENT; INUREMENT

Neither this Confidentiality and Inventions Agreement nor any duties or obligations under this Confidentiality and Inventions Agreement may be assigned by the Participant without the prior written consent of the Company. The Participant understands and agrees that the Company may freely assign this Confidentiality and Inventions Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the permitted assigns, successors in interest (including any Purchaser upon consummation of an Acquisition), personal representatives, estates, heirs, and legatees of each of the parties hereto. Any assignment in violation of this Section 14 shall be null and void.

15.	SURVIVORSHIP

The rights and obligations of the parties to this Confidentiality and Inventions Agreement will survive termination of my employment with the Company.

16.	MISCELLANEOUS

In the event that any provision hereof or any obligation or grant of rights by the Participant hereunder is found invalid or unenforceable pursuant to judicial decree or decision, any such provision, obligation or grant of rights shall be deemed and construed to extend only to the maximum permitted by law, the invalid or unenforceable portions shall be severed, and the remainder of this Confidentiality and Inventions Agreement shall remain valid and enforceable according to its terms. This Confidentiality and Inventions Agreement may not be amended, waived or modified, except by an instrument in writing executed by the Participant and a duly authorized representative of the Company.

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17.	ACKNOWLEDGMENT

EMPLOYEE ACKNOWLEDGES THAT, IN EXECUTING THE GRANT NOTICE TO WHICH THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT IS ATTACHED, EMPLOYEE HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND EMPLOYEE HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT. THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

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EXHIBIT C

PERFORMANCE GOALS AND SERVICE REQUIREMENT

The PSUs granted pursuant to the Grant Notice to which this Exhibit C is attached will be eligible to become Earned PSUs as set forth in this Exhibit C, subject to satisfaction of the Service Requirement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Grant Notice, as applicable.

Service Requirement

Except as otherwise provided in the Standard Terms and Conditions, the Participant must remain continuously employed by or providing services to the Company or its Subsidiaries from the Grant Date through the date following the end of the Performance Period when the Committee certifies the final achievement of the Performance Goals (such date, the “Vesting Date” and such condition, the “Service Requirement”).

Performance Goals

Subject to satisfaction of the Service Requirement, the Target PSUs will be eligible to become Earned PSUs based on the Company’s Cumulative Adjusted EBITDA and fiscal year Adjusted EBITDA during the Performance Period in accordance with the following table:

Performance Level	Cumulative Adjusted EBITDA (in millions)	Payout Percentage
Threshold	$ in Cumulative Adjusted EBITDA	50%
Target	$ in Cumulative Adjusted EBITDA	100%
Maximum	$ in Cumulative Adjusted EBITDA	200%

The payout percentage shall be linearly interpolated for Cumulative Adjusted EBITDA performance that is between threshold and target or between target and maximum. Notwithstanding the foregoing (including, for the avoidance of doubt, if the threshold Cumulative Adjusted EBITDA is achieved), ten percent (10%) of the Target PSUs shall be automatically forfeited and canceled if (i) the Company’s Adjusted EBITDA for Fiscal Year 2025 is less than $    million (the “Fiscal Year 2025 EBITDA Gate”), or (ii) the Company’s Adjusted EBITDA for Fiscal Year 2025 is greater than or equal to $    million but the Company’s Adjusted EBITDA for Fiscal Year 2026 or Fiscal Year 2027 does not exceed, in either case, the Company’s Adjusted EBITDA in the immediately prior fiscal year (together with the Fiscal Year 2025 EBITDA Gate, the “EBITDA Gate”).

For the avoidance of doubt, the payout percentage for performance that is less than the threshold amount (i.e., if Cumulative Adjusted EBITDA is less than $    million) will be 0% and in no event will more than 200% of the Target PSUs be earned hereunder.

Definitions

“Cumulative Adjusted EBITDA” means the sum of the Company’s Adjusted EBITDA for each of Fiscal Year 2025, Fiscal Year 2026, and Fiscal Year 2027.

PERFORMANCE GOALS

“Adjusted EBITDA” means the Company’s Adjusted EBITDA for the applicable fiscal year of the Company as set forth in the Company’s Annual Report on Form 10-K for such fiscal year, subject to further adjustment, as determined by the Committee in its sole discretion, to take into account and exclude, without duplication, certain material one-time and/or non-ordinary course expenses incurred by the Company in the applicable fiscal year.

“Fiscal Year 2025” means the Company’s 2025 fiscal year from February 2, 2025 through January 31, 2026.

“Fiscal Year 2026” means the Company’s 2026 fiscal year from February 1, 2026 through January 30, 2027.

“Fiscal Year 2027” means the Company’s 2027 fiscal year from January 31, 2027 through January 29, 2028.

C-2

Exhibit C

Stock Option Agreement

[See Attached]

PETCO HEALTH AND WELLNESS COMPANY, INC.

GRANT NOTICE FOR

INDUCEMENT NONQUALIFIED STOCK OPTIONS

FOR GOOD AND VALUABLE CONSIDERATION, Petco Health and Wellness Company, Inc. (the “Company”), hereby grants to Participant named below the Nonqualified Stock Option (the “Option”) to purchase any part or all of the number of shares of Common Stock that are covered by this Option at the Exercise Price per share, each specified below, and upon the terms and subject to the conditions set forth in this Grant Notice, the Standard Terms and Conditions (the “Standard Terms and Conditions”) attached hereto as Exhibit A, and the Confidentiality and Inventions Agreement attached hereto as Exhibit B. The Option is an inducement material to the Participant’s entry into employment with the Company within the meaning of Nasdaq Listing Rule 5635(c)(4). The Option is granted outside of the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”) but shall be subject to the terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Option were a Nonqualified Stock Option granted under the Plan. This Option is not intended to qualify as an incentive stock option under Section 422 of the Code. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

Name of Participant:	Joel Anderson

Grant Date:	[•], 2024

Number of Shares of Common Stock covered by Option:	[•]

Exercise Price Per Share:	$[•]

Expiration Date:	[10th anniversary of the Grant Date]

Vesting Commencement Date:	[To be Start Date under Offer Letter]

Vesting Schedule:	Subject to the Plan and the Standard Terms and Conditions, the Option shall vest and become exercisable in accordance with the following schedule, so long as Participant remains continuously employed by the Company or its Subsidiaries from the Vesting Commencement Date through such vesting date:

Vesting Date	Cumulative Percentage of the Option That Is Exercisable
First Anniversary of the Vesting Commencement Date	34%
Date that is 18 Months Following the Vesting Commencement Date	50.5%
Second Anniversary of the Vesting Commencement Date	67%
Date that is 30 Months Following the Vesting Commencement Date	83.5%
Third Anniversary of the Vesting Commencement Date	100%

IN ORDER TO RECEIVE THE BENEFITS OF THIS AGREEMENT, PARTICIPANT MUST EXECUTE AND RETURN THIS GRANT NOTICE (THE “ACCEPTANCE REQUIREMENTS”). IF PARTICIPANT FAILS TO SATISFY THE ACCEPTANCE REQUIREMENTS WITHIN 60 DAYS AFTER THE GRANT DATE, THEN (1) THIS GRANT NOTICE WILL BE OF NO FORCE OR EFFECT AND THE OPTION GRANTED HEREIN WILL BE AUTOMATICALLY FORFEITED TO THE COMPANY WITHOUT CONSIDERATION, AND (2) NEITHER PARTICIPANT NOR THE COMPANY WILL HAVE ANY FUTURE RIGHTS OR OBLIGATIONS UNDER THIS GRANT NOTICE OR THE STANDARD TERMS AND CONDITIONS.

By accepting this Grant Notice, Participant acknowledges that Participant has received and read, and agrees that this Option shall be subject to, the terms of this Grant Notice, the Plan, and the Standard Terms and Conditions and the Confidentiality and Inventions Agreement.

PETCO HEALTH AND WELLNESS COMPANY, INC.

By:
Name:
Title:

PARTICIPANT
Joel Anderson

SIGNATURE PAGE TO

GRANT NOTICE FOR

INDUCEMENT NONQUALIFIED STOCK OPTIONS

EXHIBIT A

PETCO HEALTH AND WELLNESS COMPANY, INC.

STANDARD TERMS AND CONDITIONS FOR

INDUCEMENT NONQUALIFIED STOCK OPTIONS

These Standard Terms and Conditions apply to the Option (as defined below). The Option is granted outside of the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (as amended from time to time, the “Plan”), but shall be subject to the terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Option were a Nonqualified Stock Option granted under the Plan. Such terms and conditions set forth in the Plan are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

1. TERMS OF OPTION

Petco Health and Wellness Company, Inc. (the “Company”) has granted to the Participant named in the Grant Notice provided to said Participant herewith (the “Grant Notice”) a Nonqualified Stock Option (the “Option”) to purchase up to the number of shares of Common Stock at an exercise price per share, each as set forth in the Grant Notice. The Option is subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary.

2. NONQUALIFIED STOCK OPTION

The Option is not intended to be an incentive stock option under Section 422 of the Code and will be interpreted accordingly.

3. EXERCISE OF OPTION

(a) The Option shall not be exercisable as of the Grant Date set forth in the Grant Notice. After the Grant Date, to the extent not previously exercised, and subject to termination or acceleration of vesting as provided in these Standard Terms and Conditions and the Plan, the Option shall be exercisable only to the extent it becomes vested, as described in the Grant Notice or the terms of the Plan, to purchase up to that number of shares of Common Stock as set forth in the Grant Notice; provided, that (except as set forth in Section 4(a) below) the Participant remains employed with the Company and does not experience a Termination of Employment. The vesting period and/or exercisability of an Option may be adjusted by the Committee to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis.

(b) To exercise the Option (or any part thereof), the Participant shall deliver to the Company a “Notice of Exercise” in a form specified by the Committee, specifying the number of whole shares of Common Stock the Participant wishes to purchase and how the Participant’s shares of Common Stock should be registered (in the Participant’s name only or in the Participant’s and the Participant’s spouse’s names as community property or as joint tenants with right of survivorship).

EXHIBIT A

STANDARD TERMS AND CONDITIONS FOR

INDUCEMENT NONQUALIFIED STOCK OPTIONS

(c) The exercise price (the “Exercise Price”) of the Option is set forth in the Grant Notice. The Company shall not be obligated to issue any shares of Common Stock until the Participant shall have paid the total Exercise Price for that number of shares of Common Stock. The Exercise Price may be paid in Common Stock, cash or a combination thereof, including an irrevocable commitment by a broker to pay over such amount from a sale of the Common Stock issuable under the Option, the delivery of previously owned Common Stock, withholding of shares of Common Stock deliverable upon exercise of the Option (but only to the extent share withholding is made available to the Participant by the Company), or in such other manners as may be permitted by the Committee.

(d) Fractional shares may not be exercised. Shares of Common Stock will be issued as soon as practical after exercise. Notwithstanding the above, the Company shall not be obligated to deliver any shares of Common Stock during any period when the Company determines that the exercisability of the Option or the delivery of shares of Common Stock hereunder would violate Company policy or any federal, state or other applicable laws.

4. EXPIRATION OF OPTION

The Option shall expire and cease to be exercisable as of the earlier of (i) the Expiration Date set forth in the Grant Notice or (ii) the date specified below in connection with the Participant’s Termination of Employment:

(a) If the Participant’s Termination of Employment is as a result of the Participant’s death or Disability, subject to the Participant’s (or the Participant’s personal representative’s) execution and nonrevocation of a general release of claims in a form provided by the Company, (i) the entire Option shall be fully vested and (ii) the Participant may exercise any portion of the Option until the first anniversary of the Termination Date (as defined below).

(b) If the Participant’s Termination of Employment is as a result of the Participant’s Retirement (as defined below), subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, (i) if the Termination Date is prior to the first anniversary of the Grant Date, a pro-rated portion of the Option shall vest calculated by multiplying (A) the number of shares covered by the Option by (B) a fraction, the numerator of which is the number of days between the Grant Date and the Termination Date and the denominator of which is the number of days between the Grant Date and the first anniversary of the Grant Date, (ii) if the Termination Date is on or following the first anniversary of the Grant Date, the entire Option shall be fully vested, and (iii) the Participant may exercise any portion of the Option that is vested and exercisable after giving effect to the foregoing clauses (i) and (ii) until the first anniversary of the Termination Date.

(c) If the Participant’s Termination of Employment is as a result of an Involuntary Termination (as defined below) on or within 24-months following a Change in Control, subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, (i) the entire Option shall be fully vested and (ii) the Participant may exercise any portion of the Option until the date that is 90 days following the Termination Date.

(d) If the Participant’s Termination of Employment is as a result of an Involuntary Termination at any time other than on or within the 24-months following a Change in Control, subject to the Participant’s execution and nonrevocation of a general release of claims in a form provided by the Company, (i) any portion of the Option that would have vested within the 12-month period following the Termination Date shall be fully vested and (ii) the Participant may exercise any portion of the Option that is vested and exercisable after giving effect to the foregoing clauses (i) until the date that is 90 days following the Termination Date.

(e) If the Participant’s Termination of Employment is by the Company for Cause, the entire Option, whether or not then vested and exercisable, shall be immediately forfeited and canceled as of the Termination Date.

(f) If the Participant’s Termination of Employment is for any reason other than as set forth in Section 4(a), 4(b), 4(c), 4(d), or 4(e), the Participant may exercise any portion of the Option that is vested and exercisable at the time of such Termination of Employment until the date that is 90 days following the Termination Date.

(g) Any portion of the Option that is not vested and exercisable at the time of a Termination of Employment (after taking into account any accelerated vesting under this Section 4, Section 15 of the Plan or any other agreement between the Participant and the Company) shall be forfeited and canceled as of the Termination Date.

(h) As used in this Section 4:

(i) “Good Reason” has the meaning set forth in the written employment, offer, services or severance agreement or letter between the Participant and the Company or an Affiliate, or if there is no such agreement or no such term is defined in such agreement, means, without the Participant’s consent: (A) a material diminution in the Participant’s authority, duties or responsibilities with the Company or an Affiliate; (B) a material diminution in the Participant’s base salary; (C) a relocation of the Participant’s principal place of employment by more than 50 miles; or (D) a material breach by the Company of any of its obligations under these Standard Terms and Conditions. Notwithstanding the foregoing, any assertion by the Participant of a termination for Good Reason shall not be effective unless (1) the Participant provides written notice to the Company of the existence of one or more of the foregoing conditions within 30 days after the initial occurrence of such condition(s); (2) the condition(s) specified in such notice must remain uncorrected for 30 days following the Company’s receipt of such written notice; and (3) the date of the termination of the Participant’s employment must occur within 90 days after the initial occurrence of the condition(s) specified in such notice.

(ii) “Involuntary Termination” means a Termination of Employment by the Company without Cause (and not as a result of death or Disability) or by the Participant for Good Reason.

(iii) “Retirement” means a Termination of Employment by the Participant upon achieving (A) 55 or more years of age and (B) 10 or more years of service with the Company and its Affiliates.

(iv) “Termination Date” means the date of the Participant’s Termination of Employment.

5. RESTRICTIONS ON RESALES OF SHARES ACQUIRED PURSUANT TO OPTION EXERCISE

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of the exercise of the Option, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other option holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

6. INCOME TAXES

The Company shall not deliver shares of Common Stock in respect of the exercise of any Option unless and until the Participant has made arrangements satisfactory to the Company to satisfy applicable withholding tax obligations. Unless the Participant pays the withholding tax obligations to the Company by cash or check in connection with the exercise of the Option (including an irrevocable commitment by a broker to pay over such amount from a sale of the Common Stock issuable under the Option), withholding may be effected, at the Company’s election, withholding Common Stock issuable in connection with the exercise of the Option (provided that shares of Common Stock may be withheld only to the extent that such withholding will not result in adverse accounting treatment for the Company). The Participant acknowledges that the Company shall have the right to deduct any taxes required to be withheld by law in connection with the exercise of the Option from any amounts payable by it to the Participant (including future cash wages).

7. NON-TRANSFERABILITY OF OPTION

Except as permitted by the Committee or as permitted under the Plan, the Participant may not assign or transfer the Option to anyone other than by will or the laws of descent and distribution and the Option shall be exercisable only by the Participant during his or her lifetime. The Company may cancel the Participant’s Option if the Participant attempts to assign or transfer it in a manner inconsistent with this Section 7. Notwithstanding the foregoing, (a) the Participant shall be permitted to transfer the Option as a gift to an Assignee Entity in accordance with and subject to the limits of Section 17 of the Plan and (b) if not previously so transferred, upon the Participant’s death, the Option shall be transferred to the Participant’s designated beneficiary or, if none, to the Participant’s estate.

8. OTHER AGREEMENTS SUPERSEDED

The Grant Notice, these Standard Terms and Conditions, the Confidentiality and Inventions Agreement and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Where there is a conflict between these terms and any terms contained in the Participant’s offer letter, these terms shall supersede. Any prior agreements, commitments or negotiations concerning the Option are superseded; provided, however, that the terms of the Confidentiality and Inventions Agreement are in addition to and complement (and do not replace or supersede) all other agreements and obligations between the Company and any of its affiliates and the Participant with respect to confidentiality and intellectual property.

9. LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason.

10. NO LIABILITY OF COMPANY

The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to the Participant or any other person as to: (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (b) any tax consequence expected, but not realized, by the Participant or other person due to the receipt, exercise or settlement of any Option granted hereunder.

11. GENERAL

(a) In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(b) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan or these Standard Terms and Conditions.

(c) These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(d) These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

(e) In the event of any conflict between the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control. In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control.

(f) All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

12. CLAWBACK

The Option and any shares of Common Stock received upon exercise of the Option are subject to any recoupment policy that the Company may adopt from time to time, to the extent any such policy is applicable to the Participant and to such compensation, including the Petco Health and Wellness Company, Inc. Clawback Policy (as amended from time to time), designed to comply with the requirements of Rule 10D-1 promulgated under the Act, as well as any recoupment provisions required under applicable law. For purposes of the foregoing, the Participant expressly and explicitly authorizes (x) the Company to issue instructions, on the Participant’s behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold Shares and other amounts acquired under the Option or the Plan to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company and (y) the Company’s recovery of any covered compensation through any method of recovery that the Company deems appropriate, including by reducing any amount that is or may become payable to the Participant. The Participant further agrees to comply with any request or demand for repayment by any affiliate of the Company in order to comply with such policies or applicable law. To the extent that the Standard Terms and Conditions and any Company recoupment policy conflict, the terms of the recoupment policy shall prevail.

13. ELECTRONIC DELIVERY

By executing the Grant Notice, the Participant hereby consents to the delivery of information (including information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, the Option and the Common Stock via Company web site or other electronic delivery.

EXHIBIT B

CONFIDENTIALITY AND INVENTIONS AGREEMENT

As a condition to the receipt of the Option granted pursuant to the Grant Notice to which this Confidentiality and Inventions Agreement is attached and in consideration of the Participant’s continued employment with the Company, the Participant hereby confirms the Participant’s agreement as follows:

1. GENERAL

The Participant’s employment by the Company is in a capacity in which he or she may have access to, or contribute to the production of, Confidential Information and the Company Work Product (both as defined below). The Participant’s employment creates a relationship of confidence and trust between the Company and the Participant with respect to the Confidential Information and the Company Work Product as set forth herein. This Confidentiality and Inventions Agreement are subject to the terms of the Standard Terms and Conditions attached as Exhibit A to the Grant Notice to which this Confidentiality and Inventions Agreement is attached; provided however, that in the event of any conflict between the Standard Terms and Conditions and this Confidentiality and Inventions Agreement, this Confidentiality and Inventions Agreement shall control.

2. DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning set forth in the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan, as amended from time to time. For purposes of this Confidentiality and Inventions Agreement:

(a) “Confidential Information” shall mean information or material (i) that is proprietary to the Company or confidential to the Company, whether or not designated or labeled as such, and (ii) that the Participant creates, discovers or develops, or of which the Participant obtains knowledge of or access to, in the course of the Participant’s employment with the Company. Confidential Information may include, but is not limited to, designs, works of authorship, formulae, ideas, concepts, techniques, inventions, devices, improvements, know-how, methods, processes, drawings, specifications, models, data, diagrams, flow charts, research, procedures, computer programs, marketing techniques and materials, business, marketing, development and product plans, financial information, customer lists and contact information, personnel information, and other confidential business or technical information created on behalf of the Company or obtained as a result of or in the course of employment with the Company. For purposes of this Confidentiality and Inventions Agreement, the “Company” shall mean the Company or any of its Affiliates. To the extent that the participant can demonstrate by competent proof that one of the following exceptions applies, the Participant shall have no obligation under this Confidentiality and Inventions Agreement to maintain in confidence any: (I) INFORMATION THAT IS OR BECOMES GENERALLY PUBLICLY KNOWN OTHER THAN AS A RESULT OF THE PARTICIPANT’S DISCLOSURE IN VIOLATION OF THIS AGREEMENT, (II) INFORMATION THAT WAS KNOWN BY THE PARTICIPANT OR AVAILABLE TO THE PARTICIPANT WITHOUT RESTRICTION PRIOR TO DISCLOSURE TO THE

EXHIBIT B

CONFIDENTIALITY AND INVENTIONS AGREEMENT

PARTICIPANT BY THE COMPANY, (III) INFORMATION THAT BECOMES AVAILABLE TO THE PARTICIPANT ON A NON-CONFIDENTIAL BASIS FROM A THIRD PARTY THAT IS NOT SUBJECT TO CONFIDENTIALITY OBLIGATIONS IN FAVOR, OR THAT INURE TO THE BENEFIT, OF THE COMPANY, AND (IV) INFORMATION THAT WAS DEVELOPED INDEPENDENTLY BY OR FOR THE PARTICIPANT WITHOUT REFERENCE TO THE CONFIDENTIAL INFORMATION, USE OF COMPANY RESOURCES OR BREACH OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE “PRE-EMPLOYMENT WORK PRODUCT” (AS DEFINED BELOW).

(b) “Work Product” shall mean inventions, data, ideas, designs, drawings, works of authorship, trademarks, service marks, trade names, service names, logos, developments, formulae, concepts, techniques, devices, improvements, know-how, methods, processes, programs and discoveries, whether or not patentable or protectable under applicable copyright or trademark law, or under other similar law, and whether or not reduced to practice or tangible form, together with any improvements thereon or thereto, derivative works therefrom, and intellectual property rights therein created on behalf of the Company as part of the obligation of employment in performing work for the Company or otherwise in the course of employment with the Company.

3. CONFIDENTIALITY

(a) During the term of the Participant’s employment by the Company and at all times thereafter, the Participant will keep in strict confidence and trust all Confidential Information, and the Participant will not, directly or indirectly, disclose, distribute, sell, transfer, use, lecture upon or publish any Confidential Information, except as may be necessary in the course of performing the Participant’s duties as an employee of the Company or as the Company authorizes or permits. Notwithstanding the foregoing, the Participant shall be entitled to continue to use Confidential Information of the Company transferred to a purchaser (“Purchaser”) of all or substantially all of the assets of a business (“Business”) of Company (an “Acquisition”) solely to the extent that the Participant becomes an employee of such Purchaser or Purchaser’s designated affiliate upon consummation of the Acquisition and such Confidential Information is used in the Business prior to consummation of the Acquisition. The Participant acknowledges and agrees that, upon consummation of the Acquisition, the Confidential Information shall be deemed the Confidential Information of the Purchaser and subject to the Participant’s applicable employment, confidentiality and inventions assignment agreement with such Purchaser.

(b) The Participant recognizes that the Company has received and in the future will receive information from third parties which is subject to an obligation on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. The Participant agrees, during the term of the Participant’s employment and thereafter, to hold all such confidential or proprietary information of third parties in the strictest confidence and not to disclose or use it, except as necessary in performing the Participant’s duties as an employee of the Company consistent with the Company’s agreement with such third party. The Participant agrees that such information will be subject to the terms of this Confidentiality and Inventions Agreement as Confidential Information.

(c) Protected Disclosures. 18 U.S.C. § 1833(b) provides: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). Accordingly, the parties to this Agreement have the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The parties also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. Nothing in this Confidentiality and Inventions Agreement prevents the Participant from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that the Participant has reason to believe is unlawful. Furthermore, and for the avoidance of doubt, nothing in this Confidentiality and Inventions Agreement limits or restricts the Participant’s ability to communicate with the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (each a “Government Agency”) or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information and reporting possible violations of law or regulation or other disclosures protected under the whistleblower provisions of applicable law or regulation, without notice to the Company.

4. COMPANY PROPERTY

All apparatus, computers, computer files and media, notes, data, documents, reference materials, sketches, memoranda, records, drawings, engineering log books, equipment, lab/inventor notebooks, programs, prototypes, samples, equipment, tangible embodiments of information, and other physical property, whether or not pertaining to Confidential Information, furnished to the Participant or produced by the Participant or others in connection with the Participant’s employment, shall be and remain the sole property of the Company and any such property actually in the Participant’s possession or control shall be returned promptly to the Company as and when requested in writing by the Company. The Participant shall return and deliver all such property to the Company upon termination of the Participant’s employment. The Participant may not retain any such property or any reproduction of such property upon such termination. The Participant further agrees that any property situated on the Company’s premises and owned, leased, maintained or otherwise contracted for by the Company, including, but not limited to, computers, computer files, e-mail, voicemail, disks and other electronic storage media, filing cabinets, desks or other work areas, are subject to inspection by the Company’s representatives at any time with or without notice.

5. COMPANY WORK PRODUCT

Subject to Section 6 and 7 below, the Participant agrees that any Work Product, in whole or in part, conceived, developed, made or reduced to practice by the Participant (either solely or in conjunction with others) during the term of his or her employment with the Company (collectively, the “Company Work Product”) shall be owned exclusively by the Company (or, to the extent applicable, a Purchaser pursuant to an Acquisition). Without limiting the foregoing, the Participant agrees that any of the Company Work Product shall be deemed to be “works made for hire” as defined in U.S. Copyright Act §101, and all right, title, and interest therein shall vest solely in the Company from conception. The Participant hereby irrevocably assigns and transfers, and agrees to assign and transfer in the future on the Company’s request, to the Company all right, title and interest in and to any Company Work Product, including, but not limited to, patents, copyrights and other intellectual property rights therein. The Participant shall treat any such Company Work Product as Confidential Information. The Participant will execute all applications, assignments, instruments and other documents and perform all acts consistent herewith as the Company or its counsel may deem necessary or desirable to obtain, perfect or enforce any patents, copyright registrations or other protections on such Company Work Product and to otherwise protect the interests of the Company therein. The Participant’s obligation to reasonably assist the Company in obtaining and enforcing the intellectual property and other rights in the Company Work Product in any and all jurisdictions shall continue beyond the termination of the Participant’s employment. The Participant acknowledges that the Company may need to secure the Participant’s signature for lawful and necessary documents required to apply for, maintain or enforce intellectual property and other rights with respect to the Company Work Product (including, but not limited to, renewals, extensions, continuations, divisions or continuations in part of patent applications). The Participant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as the Participant’s agents and attorneys-in-fact, to act for and on the Participant’s behalf and instead of the Participant, to execute and file any such document(s) and to do all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyright registrations and other protections on the Company Work Product with the same legal force and effect as if executed by the Participant. The Participant further hereby waives and relinquishes any and all moral rights that the Participant may have in the Company Work Product.

6. EXCEPTION TO ASSIGNMENTS

Pursuant to Section 2870 of the California Labor Code, the requirements set forth in Section 5 of this Agreement shall not apply to an invention that the Participant develops entirely on his or her own time without using the Company’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the Company’s business, or actual or demonstrably anticipated research or development of the Company; or (ii) result from any work performed by the Participant for the Company.

7. PRE-EMPLOYMENT WORK PRODUCT

(a) Work Product includes only things done for the Company in performing work for the Company.

(b) The Participant acknowledges that the Company has a strict policy against using proprietary information belonging to any other person or entity without the express permission of the owner of that information. The Participant represents and warrants that the Participant’s performance of all of the terms of this Confidentiality and Inventions Agreement and as an employee of the Company does not and will not result in a breach of any duty owed by the Participant to a third party to keep in confidence any information, knowledge or data. The Participant has not brought or used, and will not bring to the Company, or use, induce the Company to use, or disclose in the performance of the Participant’s duties, nor has the Participant used or disclosed in the performance of any services for the Company prior to the effective date of the Participant’s employment with the Company (if any), any equipment, supplies, facility, electronic media, software, trade secret or other information or property of any former employer or any other person or entity, unless the Participant has obtained their written authorization for its possession and use.

8.	RECORDS

The Participant agrees that he or she will keep and maintain adequate and current written records (in the form of notes, sketches, drawings or such other form(s) as may be specified by the Company) of all the Company Work Product made by the Participant during the term of his or his or her employment with the Company, which records shall be available at all times to the Company and shall remain the sole property of the Company.

9.	PRESUMPTION

If any application for any United States or foreign patent related to or useful in the business of the Company or any customer of the Company shall be filed by or for the Participant during the period of one year after the Participant’s employment is terminated, the subject matter covered by such application shall be presumed to have been conceived during the Participant’s employment with the Company.

10.	AGREEMENTS WITH THIRD PARTIES OR THE U.S. GOVERNMENT.

The Participant acknowledges that the Company from time to time may have agreements with other persons or entities, or with the U.S. Government or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work thereunder or regarding the confidential nature of such work. The Participant agrees to be bound by all such obligations and restrictions of which the Participant has been made aware of by the Company and to take all action necessary to discharge the obligations of the Company thereunder.

11.	INJUNCTIVE RELIEF

Because of the unique nature of the Confidential Information and the Company Work Product, the Participant understands and agrees that the Company may suffer immediate and irreparable harm if the Participant fails to comply with any of his or her obligations under this Confidentiality and Inventions Agreement and that monetary damages may be inadequate to compensate the Company for such breach. Accordingly, the Participant agrees that in the event of a breach or threatened breach of this Confidentiality and Inventions Agreement, in addition to any other remedies available to it at law or in equity, the Company will be entitled, without posting bond or other security, to seek injunctive relief to enforce the terms of this Confidentiality and Inventions Agreement, including, but not limited to, restraining the Participant from violating this Confidentiality and Inventions Agreement or compelling the Participant to cease and desist all unauthorized use and disclosure of the Confidential Information and the Company Work Product. The Participant will indemnify the Company against any costs, including, but not limited to, reasonable outside legal fees and costs, incurred in obtaining relief against the Participant’s breach of this Confidentiality and Inventions Agreement. Nothing in this Section 11 shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, recovery of damages.

12.	DISCLOSURE OF OBLIGATIONS

The Participant is hereby permitted and the Participant authorizes the Company to provide a copy of this Confidentiality and Inventions Agreement and any exhibits hereto to any of the Participant’s future employers, and to notify any such future employers of the Participant’s obligations and the Company’s rights hereunder, provided that neither party is under any obligation to do so.

13.	JURISDICTION AND VENUE

This Confidentiality and Inventions Agreement will be governed by the laws of the State of California without regard to any conflicts-of-law rules. To the extent that any lawsuit is permitted under this Confidentiality and Inventions Agreement, the Participant hereby expressly consents to the personal and exclusive jurisdiction and venue of the state and federal courts located in San Diego, California for any lawsuit filed against the Participant by the Company. Nothing herein shall limit the right of the Company to seek and obtain injunctive relief in any jurisdiction for violation of the portions of this Confidentiality and Inventions Agreement dealing with protection of Confidential Information or the Company Work Product.

14.	ASSIGNMENT; INUREMENT

Neither this Confidentiality and Inventions Agreement nor any duties or obligations under this Confidentiality and Inventions Agreement may be assigned by the Participant without the prior written consent of the Company. The Participant understands and agrees that the Company may freely assign this Confidentiality and Inventions Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the permitted assigns, successors in interest (including any Purchaser upon consummation of an Acquisition), personal representatives, estates, heirs, and legatees of each of the parties hereto. Any assignment in violation of this Section 14 shall be null and void.

15.	SURVIVORSHIP

The rights and obligations of the parties to this Confidentiality and Inventions Agreement will survive termination of my employment with the Company.

16.	MISCELLANEOUS

In the event that any provision hereof or any obligation or grant of rights by the Participant hereunder is found invalid or unenforceable pursuant to judicial decree or decision, any such provision, obligation or grant of rights shall be deemed and construed to extend only to the maximum permitted by law, the invalid or unenforceable portions shall be severed, and the remainder of this Confidentiality and Inventions Agreement shall remain valid and enforceable according to its terms. This Confidentiality and Inventions Agreement may not be amended, waived or modified, except by an instrument in writing executed by the Participant and a duly authorized representative of the Company.

17.	ACKNOWLEDGMENT

EMPLOYEE ACKNOWLEDGES THAT, IN EXECUTING THE GRANT NOTICE TO WHICH THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT IS ATTACHED, EMPLOYEE HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND EMPLOYEE HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT. THIS CONFIDENTIALITY AND INVENTIONS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

Exhibit D

Repayment of Severance Benefits.

(i) If within six months following your Termination Date, the Company wishes to rehire you, in any capacity, and you accept the Company’s offer of employment, you must repay to the Company a portion of the severance benefits received, calculated as follows: (A) 1.5 times your Base Salary, minus (B) your Base Salary, divided by 52 and multiplied by the number of full weeks elapsed between the Termination Date and the date you become reemployed by the Company. This amount must be repaid prior to the date you become reemployed by the Company, less the amount of applicable taxes withheld from such amount.

(ii) If, following your receipt of all or any portion of the severance benefits, it is determined that your termination of employment was not a termination qualifying for severance benefits, you must repay to the Company all severance benefits received.

[The foregoing reflects a summary of the repayment requirements set forth in Section 5(d) of the Severance Plan, as of the date hereof, as applicable to your severance benefits. This summary is included for your reference and in the event of any conflict or inconsistency between this summary and the Severance Plan, the determinations made by the Company shall be final, binding and conclusive.]